[Final]

[Translation]

Annual Securities Report

(the Fifth Term)
From: October 1, 1998
To: September 30, 1999

PUTNAM DIVERSIFIED INCOME TRUST



Annual Securities Report
(the Fifth Term)
From: October 1, 1998
To: September 30, 1999

To: Director of Kanto Local Finance Bureau

                                      Filing Date of SRS: February 4, 2000
                                          (As amended on February 15, 2000)
                                          (As amended on April 3, 2000)

Name of the Registrant Trust:         PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title               Charles E. Porter
of Representative:                    Executive Vice President

Address of Principal Office:          One Post Office Square
                                      Boston, Massachusetts 02109
                                      U. S. A.

Name and Title of Registration Agent: Harume Nakano
                                      Attorney-at-Law
                                      Signature [Harume Nakano]
                                      (Seal)
                                      Ken Miura
                                      Attorney-at-Law
                                      Signature [Ken Miura]
                                      (Seal)

Address or Place of Business          Kasumigaseki Building, 25th Floor
                                      2-5, Kasumigaseki 3-chome
                                      Chiyoda-ku, Tokyo

Name of Liaison Contact:              Harume Nakano
                                      Ken Miura
                                      Attorneys-at-Law

Place of Liaison Contact:             Hamada & Matsumoto
                                      Kasumigaseki Building, 25th Floor
                                      2-5, Kasumigaseki 3-chome
                                      Chiyoda-ku, Tokyo

Phone Number:                         03-3580-3377

- ii -

Places where a copy of this Annual Securities Report is available for Public Inspection

Not applicable.

(Total number of pages of this Annual Securities Report in Japanese is including front and back pages.)

C O N T E N T S


                                              Japanese          This
                                              Original         English
                                                              Translation

I. DESCRIPTION OF THE FUND                        1                1

l. GENERAL INFORMATION                            1                1

2. INVESTMENT POLICY                              6                7

3. MANAGEMENT STRUCTURE                          11               14

4. INFORMATION CONCERNING THE EXERCISE
   OF RIGHTS BY SHAREHOLDERS, ETC.               20               28

5. STATUS OF INVESTMENT FUND                     23               32

II. OUTLINE OF THE TRUST                         27               37

III. OUTLINE OF THE OTHER RELATED COMPANIES      59               74

IV. FINANCIAL CONDITION OF THE FUND              61               77

V. FINANCIAL CONDITIONS OF THE INVESTMENT
   MANAGEMENT COMPANY                           181               83

VI. SUMMARY OF INFORMATION CONCERNING
    FOREIGN INVESTMENT TRUST SECURITIES         200               84

VII. REFERENCE INFORMATION                      200               84

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S. $l.00 = (YEN) 102.40 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1999.

Note 2: In this report, money amounts and percentages have been rounded. Therefore, there are cases in which the amount for the "total" column is not equal to the aggregate amount. Also, conversion into other currencies is done simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this report, there are cases in which figures for the same information differ from each other.

Note 3: In this report, "fiscal year" refers to a year from October 1 to September 30 of the following year.



I. DESCRIPTION OF THE FUND

1. GENERAL INFORMATION

(A) Outline of Laws Regulating the Fund in the Jurisdiction Where
    Established:

(1) Name of the Fund:    Putnam Diversified Income Trust (the "Fund")

(2) Form of the Fund

    Putnam Diversified Income Trust is a Massachusetts business trust organized on August 11, 1988. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

    The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest.
The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The Fund's shares are not currently divided into any series. Only the Fund's class M shares are currently offered in Japan. The Fund also offers in the United States of America other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

    Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, shareholders would receive the net assets of the Fund. The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

    If a shareholder owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem the shareholders' shares. Shareholders will receive at least 30 days' written notice before the Fund redeems shareholders' shares, and shareholders may purchase additional shares at any time to avoid a redemption. The Fund may also redeem shares if shareholders own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may at any time, establish one, which could apply to both present and future shareholders.

    Year 2000 issues. The Fund could be adversely affected if the computer systems that we and the Fund's other service providers use do not properly process and calculate the date-related information relating to the year 2000. While year 2000-related computer problems could have a negative effect on the Fund, both in its operations and in its investments, Putnam Management is working to avoid such problems and to obtain assurances from service providers that they are taking similar steps. No assurances, though, can be provided that the fund will not be adversely impacted by these matters.

(3) Governing Laws

    The Fund was created under, and is subject to, the laws of the Commonwealth of Massachusetts. The sale of the Fund's shares is subject to, among other things, the Securities Act of 1933, as amended, and certain state securities laws. The Fund also attempts to qualify each year and elect to be taxed as a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended.

    The following is a broad outline of certain of the principal statutes regulating the operations of the Fund in the U.S.:

a. Massachusetts General Laws, Chapter 182 - Voluntary Associations and Certain Trusts

   Chapter 182 provides in part as follows:

   A copy of the declaration of trust must be filed with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston. Any amendment of the declaration of trust must be filed with the Secretary and the Clerk within thirty days after the adoption of such amendment.

   A trust must annually file with the Secretary of State on or before June 1 a report providing the name of the trust, its address, number of shares outstanding and the names and addresses of its trustees.

   Penalties may be assessed against the trust for failure to comply with certain of the provisions of Chapter 182.

b. Investment Company Act of 1940

   The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

c. Securities Act of 1933

   The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

d. Securities Exchange Act of 1934

   The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

e. The Internal Revenue Code of 1986

   The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders.

f. Other laws

   The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

(B) Outline of the Supervisory Authorities

    Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

    a. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

    b. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

(C) Objectives and Basic Nature of the Fund:

GOAL

The Fund seeks as high a level of current income as Putnam Management believes is consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- MULTI-SECTOR BONDS

We invest mostly in bonds that

* are obligations of corporations and governments worldwide,

* are a combination of investment grade and below investment grade securities (junk bonds), and

* have intermediate to long-term maturities (three years or longer).

We invest a portion of the Fund in each of three sectors:

* U.S. and investment grade sector: U.S. government securities and investment-grade bonds of U.S. corporations.

* High yield sector: lower-rated bonds of U.S. corporations.

* International sector: bonds of foreign governments and corporations, including both investment grade and lower-rated securities.

MAIN RISKS

The main risks that could adversely affect the value of this Fund's shares and the total return on your investment include:

* The risk that movements in financial markets will adversely affect the value of the Fund's investments. This risk includes interest rate risk, which means that the prices of the Fund's investments are likely to fall if interest rates rise. Interest rate risk is generally highest for investments with long maturities.

* The risk that the issuers of the Fund's investments will not make timely payments of interest and principal. This credit risk is higher for debt that is below investment grade in quality. Because the Fund invests significantly in junk bonds, this risk is heightened for the Fund. Investors should carefully consider the risks associated with an investment in the Fund.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the United States, such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

You can lose money by investing in the Fund. The Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(D) History of the Fund:

    August 11, 1988:  Organization of the Fund as a Massachusetts business trust. Adoption of the Agreement and Declaration of Trust.

   September 7, 1988: Adoption of the Amended and Restated Agreement and
                      Declaration of Trust.

(E) Affiliated Companies of the Fund:

    Names and related business of the affiliated companies of the Fund are as follows:

(1) Putnam Investment Management, Inc. ("Investment Management Company") renders investment management services to the Fund.

(2) Putnam Fiduciary Trust Company (the "Custodian" and "Investor Servicing Agent") acts as Custodian and Investor Servicing Agent.

(3) Putnam Mutual Funds Corp. ("Principal Underwriter") engages in providing marketing services to the Fund.

(4) Sakura Friend Securities Co., Ltd. ("Distributor in Japan" and "Agent Company") engages in forwarding the purchase or repurchase orders for the Shares in Japan and also acts as the agent company. Sakura Friend Securities Co., Ltd. is a new company name that has resulted from the merger of Yamatane Securities Co., Ltd. with Shineiishino Securities Co., Ltd. from April 1, 2000.

[GRAPHIC OMITTED: CHART OF RELATED COMPANIES OF THE FUND]

                      Related Companies of the Fund

                                 Trust

                     Putnam Diversified Income Trust

                                Trustees
                             (Agreement and
                           Declaration of Trust)

                                                                Investor
                                                                Servicing
Distribution Agreement                Custodian Agreement       Agreement

Principal                             Custodian Investor
Underwriter                            Servicing Agent

Putnam Mutual                          Putnam Fiduciary
Funds Corp.                             Trust Company

(acts as distributor)               (acts as custodian and
                                     investor servicing
                                     agent of the Fund)

Japan Dealer
Sales Agreement

                      Agent Company        Mangement Contract
                       Agreement

Distributor in Japan                           Investment
Agent Company                               Management Company

Sakura Friend Securities Co., Ltd.       Putnam Investment Management, Inc.

(forwarding of sales in Japan            (acts as investment manager of the
and rendering of service as              Fund and investment advisor
agent company)                           concerning the Fund's assets


2. INVESTMENT POLICY

(A) Basic Policy for Investment and Objectives of Investment:

The Fund's main investment strategies and related risks.

Any investment carries with it some level of risk that generally reflects its potential for reward. We pursue the Fund's goal by investing mainly in multi-sector bonds. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments.

A description of the risks associated with the Fund's main investment strategies follows.

Interest rate risk. The values of bonds and other debt usually rise and fall in response to changes in interest rates. Declining interest rates generally raise the value of existing debt instruments, and rising interest rates generally lower the value of existing debt instruments. Changes in a debt instrument's value usually will not affect the amount of interest income paid to the Fund, but will affect the value of the Fund's shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call, or redeem, these investments before their maturity date. If an issuer "calls" its security during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

"Premium investments" offer interest rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time. You may find it useful to compare the Fund's yield, which factors out the effect of premium investments, with its current dividend rate, which does not factor out that effect.

Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally offer lower credit risk.

We may invest 70% of the fund's total assets in higher-yielding, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency rating such investments, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund's total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each rating agency rating such investments and unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as "junk bonds." This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for investments that are issued at less than their face value and make payments of interest only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. The Fund depends more on our ability in buying lower-rated debt than it does in buying investment-grade debt. We may have to participate in legal proceedings or to take possession of and manage assets that secure the issuer's obligations. This could increase the Fund's operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments. U.S. government investments generally have the least credit risk, but are not completely free of credit risk. While some, such as U.S. Treasury obligations and Ginnie Mae certificates, are backed by the full faith and credit of the U.S. government, others are subject to varying degrees of risk. These risk factors include the creditworthiness of the issuer and, in the case of mortgage-backed securities, the ability of the underlying borrowers to meet their obligations.

Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of a fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Non-U.S. investments. Non-U.S. investments involve certain special risks, including

* Unfavorable changes in currency exchange rates: Non-U.S. investments are typically issued and traded in non-U.S. currencies. As a result, their values may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar.

* Political and economic developments: Non-U.S. investments may be subject to the risks of seizure by a non-U.S. government, imposition of restrictions on the exchange or export of non-U.S. currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a non-U.S. company than about most U.S. companies, and non-U.S. companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain non-U.S. investments may be less liquid (harder to buy and sell) and more volatile than U.S. investments, which means we may at times be unable to sell these non-U.S. investments at desirable prices. For the same reason, we may at times find it difficult to value the Fund's non-U.S. investments.

* Trading practices: Brokerage commissions and other fees are generally higher for non-U.S. investments than for U.S. investments. The procedures and rules governing non-U.S. transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash flow from tax or other revenues.

Lower yield: Non-U.S. withholding taxes may reduce the proceeds from dividends, interest or the sales of non-U.S. investments.

The risks of non-U.S. investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in non-U.S. currencies, investments in U.S. companies that are traded in non-U.S. markets, or to investments in U.S. companies that have significant non-U.S. operations. Special U.S. tax considerations may apply to our non-U.S. investments.

Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease exposure to long-term or short-term interest rates in the United States or abroad. However, we may also choose not to engage in hedging transactions, based on our evaluation of market conditions or the availability of suitable derivatives.

Derivatives involve special risks arid may result in losses. The Fund depends on our ability to manage these sophisticated instruments. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are "leveraged" and therefore may magnify or otherwise increase investment losses. Our use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund's derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Frequent trading. We may buy or sell investments relatively often, which involves higher brokerage commissions, and may increase the amount of taxes payable by shareholders.

Other investments. In addition to the main investment strategies described above, we may also make other types of investments, such as investments in asset-backed and equity securities, which may be subject to other risks.

Alternative strategies. At times we may judge that market conditions make pursuing the Fund's investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit the Fund's losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Changes in policies. The Fund's Trustees may change the Fund's goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

(B) Investment Restrictions:

As fundamental investment restrictions, which may not be changed without a vote of a majority of the outstanding voting securities, the Fund may not and will not:

(1) With respect to 75% of its total assets, invest in the securities of any issuer if, immediately after such investment, more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities.

(2) With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

(3) Borrow money, except that the Fund may borrow amounts not exceeding 15% of the value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) at the time the borrowing is made for temporary purposes (including repurchasing its shares while effecting an orderly liquidation of portfolio securities) or for emergency purposes.

(4) Issue any class of securities which is senior to the Fund's shares of beneficial interest, except for permitted borrowings.

(5) Make loans, except by purchase of debt obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements, or by lending its portfolio securities.

(6) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein.

(7) Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell financial futures contracts and options and may enter into foreign exchange contracts and other financial transactions not involving physical commodities.

(8) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under the federal securities laws.

(9) Invest more than 25% of the value of its total assets in any one industry. (Securities of the U.S. Government, its agencies, or instrumentalities, or of any non-U.S. government, its agencies, or instrumentalities, securities of supranational entities, and securities backed by the credit of a governmental entity are not considered to represent industries.)

It is contrary to the Fund's present policy, which may be changed without shareholder approval, to:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Fund (or the person designated by the Trustees of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in securities described in (a), (b) and (c) above.

(2) Invest less than 15% of its net assets in U.S. government securities. We normally invest 15% - 65% of the fund's net assets in each sector described in the prospectus. We consider the following companies to be foreign companies:

* companies domiciled outside the United states, or

* companies whose principal operations are located outside the United States.

In addition, the Fund will, so long as shares of the Fund are being offered for sale by the Fund in Japan, comply with the following standards of selection of the Japan Securities Dealers Association.

1. The Fund will not invest more than 15% of its net assets in securities that are not traded on an official exchange or other regulated market including without limitation, the National Association of Securities Dealers Automated Quotation System (this restriction shall not be applicable to bonds determined by Putnam Investment Management, Inc. to be liquid and for which a market price (including a dealer quotation) is generally obtainable or determinable);

2. The Fund will not borrow money in excess of 10% of the value of its total assets;

3. The Fund will not make short sales of securities in excess of the Fund's net asset value; and

4. The Fund will not together with other mutual funds managed by Putnam Investment, Inc., acquire more than 50% of the outstanding voting securities of any issuer.

If any violation of the foregoing standards occurs, the Fund will, promptly after discovery of the violation, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

All percentage limitations on investments (other than pursuant to nonfundamental investment restriction above) will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The Investment Company Act of 1940 provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

(C) Distribution Policy:

The Fund distributes any net investment income once a month and any net realized capital gains at least once a year. The Fund normally pays distributions on the 20th day of each month to Japanese investors who hold shares as of 10th day of each month.

3. MANAGEMENT STRUCTURE

(A) Outline of Management of Assets, etc.:

A. Valuation of assets:

The Fund determines the net asset value per share of each class of shares once each day the New York Stock Exchange (the "Exchange") is open. Currently, the Exchange is closed Saturdays, Sundays and the following U.S. holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. The Fund determines net asset value as of the close of regular trading on the Exchange, currently 4:00 p.m., New York time. However, equity options held by the Fund are priced as of the close of trading at 4:10 p.m., New York time, and futures contracts on U.S. government and other fixed-income securities and index options held by the Fund are priced as of their close of trading at 4:15 p.m., New York time.

Investments for which market quotations are readily available are stated at prices which, in the opinion of Investment Management Company, most nearly represent the market values of such securities. Currently, such prices are determined using the last reported sale price or, if no sales are reported (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain securities are valued at the mean between the last reported bid and asked prices. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Other investments are valued at their fair market value following procedures approved by the Trustees. Liabilities are deducted from the total value of assets, and the resulting amount is divided by the number of shares of the class outstanding to determine net asset value per share.

Market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, tax-exempt securities, and certain non-U.S. securities. These investments are valued at fair market value on the basis of valuations furnished by a pricing service, approved by the Trustee, or dealers, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

If any securities held by the Fund are restricted as to resale, Investment Management Company determines their fair value following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class, the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

Generally, trading in certain securities (such as non-U.S. securities) is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trustees.

B. Management Fee, etc.:

(1) Management Fee:

(a) Management Fees

Under a Management Contract dated January 20, 1997, the Fund pays a quarterly fee to Investment Management Company based on the average net assets of the Fund, as determined at the close of each business day during the quarter, at an annual rate of 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455 % of the next $5 billion, 0.440% of the next $5 billion and 0.430% thereafter.

Pursuant to the Management Contract (and a management contract in effect prior to January 20, 1997, under which the management fee payable to Putnam Management was paid at the rate of 0.70% of the first $500 million of the fund's average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% of any amount over $1.5 billion), the Fund incurred $25,340,329, $28,525,765 and
$23,670,223 in management fees for the fiscal years ending on September 30, 1999, 1998 and 1997, respectively.

(b) Custodian Fee and Charges of the Investor Servicing Agent

Putnam Fiduciary Trust Company, the Fund's Custodian, shall be entitled to receive, out of the assets of the Fund, reasonable compensation for its services and expenses as Custodian, as agreed from time to time between the Fund and the Custodian, not including fees paid by the Custodian to any sub-custodian, payable monthly based on the average daily total net assets of the Fund during the relevant month. Any reasonable disbursements and out-of-pocket expenses (including without limitation telephone, telex, cable and postage expenses) incurred by the Custodian, and any custody charges of banks and financial institutions to whom the custody of assets of the Fund is entrusted, will be borne by the Fund.

The Fund will pay to Putnam Investor Services, a division of Putnam Fiduciary Trust Company, the Fund's Investor Servicing Agent, such fee, out of the assets of the Fund, as is mutually agreed upon in writing from time to time, in the amount, at the time and in the manner of payment mutually agreed.

For the fiscal year ending on September 30, 1999, the Fund paid
$5,824,823 as a custodian fee and investor servicing agent fee.

(c) Fee on Class M Distribution Plan

The Class M distribution plan provides for payments by the Fund to Putnam Mutual Funds at the annual rate of up to 1.00% of average net assets attributable to Class M shares. The Trustees currently limit payments under the Class M plan to the annual rate of 0.50% of such assets.

Payments under the plans are intended to compensate Putnam Mutual Funds Corp. for services provided and expenses incurred by it as principal underwriter of Fund's shares, including the payments to dealers mentioned below. Payments to dealers are subject to the continuation of the class M distribution plan and the terms of an agreement between Sakura Friend and Putnam Mutual Funds Corp.

The payments to dealers are based on the average net asset value of Class M shares attributable to shareholders for whom Sakura Friend and other dealers are designated as the dealer of record. Putnam Mutual Funds Corp. makes the payments quarterly at an annual rate of 0.25% of such average net asset value of Class M shares.

Putnam Mutual Funds Corp. also pays to Sakura Friend and other dealers, as additional compensation with respect to the sale of Class M shares, 0.15% of such average net asset value of Class M shares. For Class M shares, the total annual payment to Sakura Friend and other dealers equals 0.40% of such average net asset value. Putnam Mutual Funds Corp. makes quarterly payments to qualifying dealers.

For the fiscal year ending on September 30, 1999, the Fund paid fees under the distribution plan of $4,988,648 for the Class M shares.

(d) Other Expenses:

The Fund pays all expenses not assumed by Investment Management Company, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares).
The Fund also reimburses Investment Management Company for the compensation and related expenses of certain Fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees and was $33,213 for Fiscal 1999.

Each Trustee receives a fee for his or her services. Each Trustee also receives fees for serving as Trustee of other Putnam funds. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to trustees of other mutual fund complexes.
The Trustees meet monthly over a two-day period, except in August. The Board Policy Committee, which consists solely of Trustees not affiliated with the Investment Management Company and is responsible for recommending Trustee compensation, estimates that Committee and Trustee meeting time together with the appropriate preparation requires the equivalent of at least three business days per Trustee meeting. The following table shows the year each Trustee was first elected a Trustee of the Putnam funds, the fees paid to each Trustee by the fund for fiscal 1999 and the fees paid to each Trustee by all of the Putnam funds during calendar 1999:




COMPENSATION TABLE

                                     Pension or        Estimated           Total
                       Aggregate      retirement    annual benefits    compensation
                     compensation  benefits accrued     from all         from all
                       from the      as part of       Putnam funds        Putnam
Trustees/Year          fund (1)    fund expenses    upon retirement (2)  funds (3)
---------------------------------------------------------------------------------------
Jameson A. Baxter/
1994 (4)                $3,685          $834            $95,000           $191,000
Hans H. Estin/
1972                     3,666         1,862             95,000            190,000
John A. Hill/
1985 (4)                 4,733           865            115,000            239,750
Ronald J. Jackson/
1996 (4)                 3,735           785             95,000            193,500
Paul L. Joskow/
1997*                    3,666           226             95,000            191,000
Elizabeth T. Kennan/
1992                     3,666         1,115             95,000            190,000
Lawrence J. Lasser/
1992*                    3,648           847             95,000            189,000
John H. Mullin III/
1997                     3,780           341             95,000            196,000
Robert E. Patterson/
1984                     3,672           604             95,000            190,250
William F. Pounds/
1971 (5)                 4,585         2,079            115,000            231,000
George Putnam/
1957*                    3,666         1,964             95,000            190,000
George Putnam, III/
1984*                    3,666           407             95,000            190,000
A.J.C. Smith/
1986*                    3,629         1,308             95,000            188,000
W. Thomas Stephens/
1997(4)                  3,628           319             95,000            188,000
W. Nicholas Thorndike/
1992                     3,666         1,572             95,000            190,000

(1) Includes an annual retainer and an attendance fee for each meeting attended.

(2) Assumes that each Trustee retires at the normal retirement date.
    Estimated benefits for each Trustee are based on Trustee fee rates in effect during calendar 1999.

(3) As of December 31, 1999, there were 114 funds in the Putnam family.

(4) Includes compensation deferred pursuant to a Trustee Compensation
    Deferral Plan. The total amounts of deferred compensation payable by the fund to Ms. Baxter, Mr. Hill, Mr. Jackson, Mr. Joskow, Mr. Mullin and Mr.
    Stephens as of September 30, 1999 were $13,284, $27,955, $13,084, $6,599,
    $5,928 and $8,188, respectively, including income earned on such amounts.

(5) Includes additional compensation for service as Vice Chairman of the Putnam funds.

* Is or may be deemed to be an "interested person" as defined in the Investment Company Act of 1940 of the Fund, the Investment Management
  Company or Putnam Mutual Funds Corp.



Under a Retirement Plan for Trustees of the Putnam funds (the "Plan") each Trustee who retires with at least five years of service as a Trustee of the funds is entitled to receive an annual retirement benefit equal to one-half of the average annual compensation paid to such Trustee for the last three years of service prior to retirement. This retirement benefit is payable during a Trustee's lifetime, beginning the year following retirement, for a number of years equal to such Trustee's years of service. A death benefit, also available under the Plan, assures that the Trustee and his or her beneficiaries will receive benefit payments for the lesser of an aggregate period of (i) ten years or (ii) such Trustee's total years of service.

The Plan Administrator (a committee comprised of Trustees that are not "interested persons" of the fund, as defined in the Investment Company Act of 1940) may terminate or amend the Plan at any time, but no termination or amendment will result in a reduction in the amount of benefits (i) currently being paid to a Trustee at the time of such termination or amendment, or (ii) to which a current Trustee would have been entitled to receive had he or she retired immediately prior to such termination or amendment.

Investment Management Company places all orders for purchases and sales of the Fund's portfolio securities. In selecting broker-dealers, Investment Management Company may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Investment Management Company may consider sales of Fund shares (and, if permitted by law, of the other Putnam Funds) as a factor in the selection of broker-dealers. During fiscal 1997, 1998 and 1999, the Fund paid $138,679, $343,432 and
$441,589 in brokerage commissions, respectively. During fiscal 1999 the Fund paid $2,250 on transactions with an aggregate principal value of $783,707 (0.01% of transactions) to brokers and dealers to recognize research, statistical and quotation services provided to Investment Management Company and its affiliates.

For the fiscal year ending on September 30, 1999, the Fund paid
$29,612,785 in total other expenses, including payments under its distribution plans, but excluding management fees, investor servicing agent expenses and custodian expenses.

C. Sales, Repurchases and Custody:

(1) Sales of Shares:

a. Sales in the United States

Investors residing in the U.S. can open a fund account with as little as $500 and make additional investments at any time with as little as $50 ($25 through systematic investing). The Fund sells its shares at the offering price, which is the NAV plus any applicable sales charge. Investors' financial advisor or Putnam Investor Services generally must receive their completed buy order before the close of regular trading on the New York Stock Exchange for investors' shares to be bought at that day's offering price.

Investors residing in the U.S. can buy shares

* Through a financial advisor

Investors' advisors will be responsible for furnishing all necessary documents to Putnam Investor Services, and may charge investors for their services.

* Through systematic investing

Investors can make regular investments of $25 or more per month through automatic deductions from investors' bank checking or savings account. Application forms are available through investor's advisor or Putnam Investor Services at 1-800-225-1581.

Investors may also complete an order form and write a check for the amount they wish to invest, payable to the Fund. Return the check and completed form to Putnam Mutual Funds.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Class M shares

* Initial sales charge of up to 3.25%

* Lower sales charges for larger investments of $50,000 or more

* No deferred sales charge

* Lower annual expenses, and higher dividends, than class B shares (not offered in Japan) because of lower 12b-1 fee

* Higher annual expenses, and lower dividends, than class A shares (not offered in Japan) because of higher 12b-1 fee

* No conversion to class A shares (not offered in Japan), so future 12b-1 fee does not decrease

Initial sales charges for class M shares

                                         Sales charge as a percentage of:
                                         -------------------------------
                                         Net
Amount of purchase                       amount              Offering
at offering price ($)                    invested             price *
---------------------                    --------             ------
Under 50,000                              3.36%                3.25%
50,000 but under 100,000                  2.30                 2.25
100,000 but under 250,000                 1.52                 1.50
250,000 but under 500,000                 1.01                 1.00
500,000 but under 1,000,000               NONE                 NONE
1,000,000 and above                       NONE                 NONE

* Offering price includes sales charge.

Deferred sales charges will be based on the lower of the shares' cost and current NAV. Shares not subject to any charge will be redeemed first, followed by shares held longest. Investors may sell shares acquired by reinvestment of distributions without a charge at any time.

Distribution (12b-1) plans

The Fund has adopted distribution plans to pay for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average net assets) of up to 1.00% on class M shares. The Trustees currently limit payments on class M shares to 0.50% of average net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, they will increase the cost of investors' investments.

An investor may be eligible to buy Class M Shares at reduced sales charges. For fiscal 1999, Putnam Mutual Funds Corp. received
$24,170,048 in sales charges for Class M Shares, of which it retained
$1,856,305.

b. Sales in Japan

In Japan, Shares of the Fund are offered on any Business Day and any business day of securities company in Japan during the Subscription Period mentioned in "8. Period of Subscription, Part I Information concerning Securities" of a securities registration statement pursuant to the terms set forth in "Part I. Information concerning Securities" of the relevant securities registration statement. Investors shall submit an Account Agreement or Transaction Agreement (together with the Account Agreement referred to herein as the "Agreements"); provided, however, that on and after June 1, 1997, Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contract (the "Account Contract") and receive from such investors an application for requesting the opening of a transactions account under the Account Contract. The purchase shall be made in the minimum initial investment amount of 300 shares and in integral multiples of 10 shares.

The issue price for Shares during the Subscription period shall be, in principle, the Net Asset Value per Share next calculated on the day on which the Fund has received such application. The Trade Day in Japan is the day when the Distributor or Sales Handling Company confirms the execution of the order (ordinarily the business day in Japan next following the placement of orders), and the payment and delivery shall be made on the fourth Business Day after and including the Trade Day. The sales charge shall be 3.25% of the amount of subscriptions, of which 3.00% may be retained by the distributor in Japan and 0.25% may be retained by the Principal Underwriter.

The Investors having entrusted Distributor or Sales Handling Company with safekeeping of the certificates for Fund shares will receive a certificate of safekeeping in exchange for the purchase price. In such case payment shall be made in yen in principal and the applicable exchange rate shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day and which shall be determined by such Distributor or Sales Handling Company. The payment may be made in dollars to the extent that the Distributor or Sales Handling Companies can agree.

In addition, Distributor or Sales Handling Companies in Japan who are members of the Japan Securities Dealers' Association cannot continue sales of the Shares in Japan when the net assets of the Fund are less than (YEN) 100,000,000 or the Shares otherwise cease to comply with the "Standards of Selection of Foreign Investment Fund Securities" in the "Regulations Concerning the Transactions of Foreign Securities" established by the Association.

(2) Repurchase of Shares:

a. Repurchase in the United States

Investors residing in the U.S. can sell their shares back to the Fund any day the New York Stock Exchange is open, either through investors' financial advisor or directly to the Fund. Payment for redemptions may be delayed until the Fund collects the purchase price of shares which may take up to 15 calendar days after the purchase date.

Selling shares through investors' financial advisor

Investors' advisor must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange for them to receive that day's NAV, less any applicable deferred sales charge. Investors' advisor will be responsible for furnishing all necessary documents to Putnam Investor Services on a timely basis and may charge them for his or her services.

Selling shares directly to the Fund

Putnam Investor Services must receive investors' request in proper form before the close of regular trading on the New York Stock Exchange in order to receive that day's NAV, less any applicable sales charge.

By mail

Send a letter of instruction signed by all registered owners or their legal representatives to Putnam Investor Services. If investors have certificates for the shares investors want to sell, investors must include them along with completed stock power forms.

By telephone

Investors may use Putnam's telephone redemption privilege to redeem shares valued at less than $100,000 unless investors have notified Putnam Investor Services of an address change within the preceding 15 days, in which case other requirements may apply. Unless investors indicate otherwise on the account application, Putnam Investor Services will be authorized to accept redemption instructions received by telephone.

The telephone redemption privilege is not available if there are certificates for investor's shares. The telephone redemption privilege may be modified or terminated without notice.

Additional requirements

In certain situations, for example, if investors sell shares with a value of $100,000 or more, the signatures of all registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions.

In addition, Putnam Investor Services usually requires additional documents for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. For more information concerning Putnam's signature guarantee and documentation requirements, contact Putnam Investor Services.

When will the Fund pay investors?

The Fund generally sends investors payment for investor's shares the business day after investor's request is received. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days as permitted by federal securities laws.

Redemption by the Fund

If investor owns fewer shares than the minimum set by the Trustees (presently 20 shares), the Fund may redeem investors shares without investors' permission and send investors the proceeds. The Fund may also redeem shares if an investor owns more shares than a maximum amount set by the Trustees. There is presently no maximum, but the Trustees could set a maximum that would apply to both present and future shareholders.

b. Repurchase in Japan

Shareholders in Japan may at any time request repurchase of their Shares without a contingent deferred sales charge. Repurchase requests in Japan may be made to Investor Servicing Agent through the Distributor or Sales Handling Company on a Fund Business Day that is business day of securities companies in Japan. The repurchase shall be made in integral multiples of 10 shares.

The price a shareholder in Japan will receive is the next net asset value calculated after the Fund receives the repurchase request from Sakura Friend. The payment of the price shall be made in yen through the Distributor or Sales Handling Companies pursuant to the Agreements (on and after June 1, 1997, the Contracts) or, if the Distributor or Sales Handling Companies agree, in dollars. The payment for repurchase proceeds shall be made on the fourth business day of securities companies in Japan after and including the Trade Day.

(3) Suspension of Repurchase:

The Fund may suspend shareholders' right of redemption, or postpone payment for more than seven days, if the New York Stock Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the Commission for protection of investors.

(4) Custody of Shares:

Share certificates shall be held by Shareholders at their own risk.

The custody of the Share certificates (if issued) sold to Japanese Shareholders shall, unless otherwise instructed by the Shareholder, be held, in the name of the custodian, by the custodian of Sakura Friend. Certificates of custody for the Shares shall be delivered by the Distributor or Sales Handling Companies to the Japanese Shareholders.

D. Miscellaneous:

(1) Duration and Liquidation:

Unless terminated, the Fund shall continue without limitation of time. The Fund may be terminated at any time by vote of Shareholders holding at least 66 2/3% of the Shares entitled to vote or by the Trustees of the Fund by written notice to the Shareholders.

(2) Accounting Year:

The accounts of the Fund will be closed each year on 30th September.

(3) Authorized Shares:

There is no prescribed authorized number of Shares, and Shares may be issued from time to time.

(4) Agreement and Declaration of Trust:

Originals or copies of the Agreement and Declaration of Trust, as amended, are maintained in the office of the Trust and are made available for public inspection for the Shareholders. Originals or copies of the Agreement and Declaration of Trust, as amended, are on file in the United States with the Secretary of State of the Commonwealth of Massachusetts and with the Clerk of the City of Boston.

The Agreement and Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series and classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series and class affected and no vote of Shareholders of a series or class not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

In Japan, material changes in the Agreement and Declaration of Trust shall be published and notice thereof shall be sent to the Japanese Shareholders.

(5) Issue of Warrants, Subscription Rights, etc.:

The Fund may not grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights.

(6) How Performance Is Shown:

Fund advertisements may, from time to time, include performance information. "Yield" is calculated by dividing the annualized net investment income per share during a recent 30-day period by the maximum public offering per share on the last day of that period.

For purposes of calculating yield, net investment income is calculated in accordance with U.S. Securities and Exchange Commission regulations and may differ from net investment income as determined for tax purposes. U.S. Securities and Exchange Commission regulations require that net investment income be calculated on a "yield-to-maturity" basis, which has the effect of amortizing any premiums or discounts in the current market value of fixed-income securities. The current dividend rate is based on net investment income as determined for tax purposes, which may not reflect amortization in the same manner. Yield is based on the price of the shares, including the maximum initial sales charge.

"Total return" for the one-, five- and ten-year periods (or for the life of the Fund, if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the Fund invested at the maximum public offering price. Total return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales charge or contingent deferred sales charge would be reduced if the sales charge were used. For the one, five-year period ended September 30, 1999 and the period since the inception of the Fund through September 30, 1999, the average annual total return at public offering price (POP) for Class M shares of the Fund was -3.17%, 5.20% and 7.41%, respectively. The 30-day yield for Class M shares of the Fund for the period ended September 30, 1999 was 8.33%.

All data are based on past investment results and do not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, Fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results with those of other mutual Funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes.

(B) Outline of Disclosure System:

(1) Disclosure in U.S.A.:

(i) Disclosure to shareholders

In accordance with the Investment Company Act of 1940, the Fund is required to send to its shareholders annual and semi-annual reports containing financial information.

(ii) Disclosure to the SEC

The Fund has filed a registration statement with the SEC on Form N-1A; the Fund updates that registration statement periodically in accordance with the Investment Company Act of 1940.

(2) Disclosure in Japan:

a. Disclosure to the Supervisory Authority:

(i) Disclosure Required under the Securities and Exchange Law:

When the Fund intends to offer the Shares amounting to more than 100 million yen in Japan, it shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities registration statements together with the copies of the Agreement and Declaration of Trust and the agreements with major related companies as attachments thereto. The said documents are made available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

The Distributor or Sales Handling Companies of the Shares shall deliver to the investors prospectuses the contents of which are substantially identical with Part I and Part II of the securities registration statements. For the purpose of disclosure of the financial conditions, etc., the Trustees shall submit to the Director of Kanto Local Finance Bureau of the Ministry of Finance securities reports within 6 months of the end of each fiscal year, semi-annual reports within 3 months of the end of each semi-annual period and extraordinary reports from time to time when changes occur as to material subjects of the Fund. These documents are available for public inspection for the investors and any other persons who desire at Kanto Local Finance Bureau of the Ministry of Finance.

(ii) Notifications, etc. under the Law Concerning Securities Investment Trusts and Securities Investment Companies

If the Management Company conducts business of offering for sale of units of the Fund, etc., it must file in advance the prescribed matters on the Fund with the Commissioner of Financial Supervisory Agent under the Law Concerning Securities Investment Trusts and Securities Investment Companies (the Law No.198, 1951) (hereinafter referred to the "Investment Trusts Law"). In addition, if the Management Company amends the Management Regulations of the Fund, it must file in advance such amendment and the details thereof with the Commissioner of Financial Supervisory Agent. Further, the Management Company must prepare the Management Report on the prescribed matters concerning the assets of the Fund under the Investment Trusts Law immediately after the end of each calculation period of the Fund and must file such Report with the Commissioner of Financial Supervisory Agent.

b. Disclosure to Japanese Shareholders:

If the Management Company makes any amendment to the Management Regulations of the Fund, the substance of which is important, it must give in advance public notice concerning its intention to make such amendment and the substance of such amendment at least 30 days prior to such amendment, and must deliver the written documents containing the above matters to the unitholders known in Japan. Provided, however, that if the said written documents are delivered to all the unitholders in Japan, the relevant public notice is not required to be given.

The Japanese Shareholders will be notified of the material facts which would change their position and of notices from the Trustees, through the Distributor or Sales Handling Companies.

The above-described Management Report on the Fund will be sent to the unitholders known in Japan.

(C) Restrictions on Transactions with Interested Parties:

Portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Fund, Putnam Investment Management, Inc., acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers, or employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Investment Management Company, on his own account whether in his own or other name (as well as a nominee's name), 10% or more of the total issued outstanding shares of such a company) acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's prospectus and statement of additional information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation).

4. INFORMATION CONCERNING THE EXERCISE OF RIGHTS BY SHAREHOLDERS, ETC.

(A) Rights of Shareholders and Procedures for Their Exercise:

The Shareholders shall be registered in order to exercise directly the rights of their Shares. Therefore, the Shareholders in Japan who entrust the custody of their Shares to the Distributor or Sales Handling Company cannot exercise directly their rights, because they are not registered. Shareholders in Japan may have the Distributor or Sales Handling Companies exercise their rights on their behalf in accordance with the Account Agreement with the Distributor or Sales Handling Companies.

Shareholders in Japan who do not entrust the custody of their Shares to the Distributor or Sales Handling Companies may exercise their rights in accordance with their own arrangement under their own responsibility.

The major rights enjoyed by the investors are as follows:

(i) Voting rights

Each share has one vote, with fractional shares voting proportionally. Shares of each class will vote together as a single class except when otherwise required by law or as determined by the Trustees. Although the Fund is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

(ii) Repurchase rights

Shareholders are entitled to request repurchase of Shares at their Net Asset Value at any time.

(iii) Rights to receive dividends

Shareholders generally receive distributions from any net investment income once a month and any net realized capital gains at least once a year.

Shareholders may choose from three distribution options, though investors in Japan may only choose the last alternative.

* Reinvest all distributions in additional shares without a sales charge;

* Receive distributions from net investment income and net short-term capital gains in cash while reinvesting net-long term capital gains distributions in additional shares without a sales charge; or

* Receive all distributions in cash.

(iv) Right to receive distributions upon dissolution

Shareholders of a fund are entitled to receive distributions upon dissolution in proportion to the number of shares then held by them, except as otherwise required.

(v) Right to inspect accounting books and the like

Shareholders are entitled to inspect the Agreement and Declaration of Trust, the accounting books at the discretion of the Court and the minutes of the shareholders' meeting.

(vi) Right to transfer shares

Shares are transferable without restriction except as limited by applicable law.

(vii) Rights with respect to the U.S. registration statement

If, under the 1933 Act, there is any false statement concerning any important matter in the U.S. Registration Statement, or any omission of any statement of important matters to be stated therein or not to cause any misunderstanding, shareholders are entitled to institute a lawsuit, against the person who had signed the relevant Registration Statement, the trustee of the issuer (or any person placed in the same position) at the time of filing such Statement, any person involved in preparing such Statement or any subscriber of the relevant shares.

(B) Tax Treatment of Shareholders in Japan:

The tax treatment of Shareholders in Japan shall be as follows:

(1) The distributions to be made by the Fund will be treated as distributions made by a domestic investment trust.

a. The distributions to be made by the Fund to Japanese individual shareholders will be subject to separate taxation from other income (i.e. withholding of income tax at the rate of 15% and withholding of local taxes at the rate of 5% in Japan). In this case, no report concerning distributions will be filed with the Japanese tax authorities.

b. The distributions to be made by the Fund to Japanese corporate shareholders will be subject to withholding of income tax at the rate of 15% and to withholding of local taxes at the rate of 5% in Japan. In certain cases, the Paying Handling Companies will prepare a report concerning distributions and file such report with the Japanese tax authorities.

c. Net investment returns such as dividends, etc. and distributions of short-term net realized capital gain, among distributions on Shares of the Fund, will be, in principle, subject to withholding of U. S. federal income tax at the rate of 15% and the amount obtained after such deduction will be paid in Japan.

Distributions of long-term net realized capital gain will not be subject to withholding of U.S. federal income tax and the full amount thereof will be paid in Japan. The amount subject to withholding of U. S. federal income tax may be deducted from the tax levied on a foreign entity in Japan.

The Japanese withholding tax imposed on distributions as referred to in
a. and b. above will be collected by way of so-called "difference collecting method". In this method only the difference between the amount equivalent to 20% of the distributions before U.S. withholding tax and the amount of U.S. withholding tax withheld in the U.S. will be collected in Japan.

(2) The provisions of Japanese tax laws giving the privilege of a certain deduction from taxable income to corporations, which may apply to dividends paid by a domestic corporation, shall not apply.

(3) Capital gains and losses arising from purchase and repurchase of the Shares shall be treated in the same way as those arising from purchase and sale of a domestic investment trust. The distribution of the net liquidation assets shall be also treated in the same way as those arising from liquidation of a domestic investment trust.

(C) Foreign Exchange Control in U.S.A.:

In U.S.A., there are no foreign exchange control restrictions on remittance of dividends, repurchase money, etc. of the Shares to Japanese Shareholders.

(D) Agent in Japan:

                         Hamada & Matsumoto
                         Kasumigaseki Building, 25th Floor
                         2-5, Kasumigaseki 3-chome
                         Chiyoda-ku, Tokyo

The foregoing law firm is the true and lawful agent of the Fund to represent and act for the Fund in Japan for the purpose of;

(1) the receipt of any and all communications, claims, actions, proceedings and processes as to matters involving problems under the laws and the rules and regulations of the JSDA and

(2) representation in and out of court in connection with any and all disputes, controversies or differences regarding the transactions relating to the public offering, sale and repurchase in Japan of the Shares of the Fund.

The agent for the registration with the Director of Kanto Local Finance Bureau of Japanese Ministry of Finance of the initial public offering concerned as well as for the continuous disclosure is each of the following persons:

                         Harume Nakano
                         Ken Miura
                         Attorneys-at-law
                         Hamada & Matsumoto
                         Kasumigaseki Building, 25th Floor
                         2-5, Kasumigaseki, 3-chome
                         Chiyoda-ku, Tokyo

(E) Jurisdiction:

Limited only to litigation brought by Japanese investors regarding transactions relating to (D)(2) above, the Fund has agreed that the following court has jurisdiction over such litigation and the Japanese law is applicable thereto:

                         Tokyo District Court
                         1-4, Kasumigaseki 1-chome
                         Chiyoda-ku, Tokyo

5. STATUS OF THE INVESTMENT FUND


(A) Diversification of Investment Fund:                 (As of the end of December, 1999)
-------------------------------------------------------------------------------------------
Types of Assets            Name of Country     Total U.S. Dollars    Investment Ratio (%)
-------------------------------------------------------------------------------------------
Corporate Bonds            United States            1,710,124,014              41.01
                           Canada                      58,946,630               1.41
                           Mexico                      43,304,161               1.04
                           United Kingdom              41,857,224               1.00
                           Netherlands                 35,804,213               0.86
                           Luxembourg                  23,786,167               0.57
                           Indonesia                   20,778,699               0.50
                           China                       19,921,500               0.48
                           Bermuda                     17,880,850               0.43
                           Brazil                      11,807,875               0.28
                           Columbia                     9,357,600               0.22
                           Cayman Islands               7,385,100               0.18
                           Argentina                    3,499,600               0.08
                           Ireland                      2,917,400               0.07
                           Denmark                      2,632,149               0.06
                           Israel                       2,501,550               0.06
                           India                        2,436,813               0.06
                           Philippines                  2,272,838               0.05
                           Portland                     1,913,000               0.05
                           Greece                       1,633,000               0.04
                           Germany                        387,699               0.01
                           Australia                      131,868               0.00
                           Sub-total                2,021,279,950              48.47
-------------------------------------------------------------------------------------------
U.S. Government
Obligations                United States              579,983,138              13.91
-------------------------------------------------------------------------------------------
Foreign
Government Bonds           United Kingdom             119,268,492               2.86
                           Germany                     89,220,274               2.14
                           Sweden                      85,628,534               2.05
                           Australia                   78,610,692               1.89
                           Canada                      62,704,596               1.50
                           Argentina                   45,260,000               1.09
                           Brazil                      42,375,920               1.02
                           Russia                      36,711,128               0.88
                           Mexico                      17,409,250               0.42
                           Columbia                    10,862,531               0.26
                           Venezuela                    7,099,341               0.17
                           Turkey                       6,148,800               0.15
                           Philippines                  3,574,750               0.09
                           Sub-total                  604,874,308              14.50
-------------------------------------------------------------------------------------------
Collateralized
Mortgage Obligations       United States              404,993,418               9.71
-------------------------------------------------------------------------------------------
Brady Bonds                Mexico                      91,683,986               2.20
                           Brazil                      69,833,398               1.67
                           Bulgaria                    37,513,013               0.90
                           Venezuela                   25,594,667               0.61
                           Peru                         3,022,763               0.07
                           Argentina                    1,672,175               0.04
                           Sub-total                  229,320,002               5.50
-------------------------------------------------------------------------------------------
Preferred Stock            United States              126,836,748               3.04
                           Canada                      17,825,000               0.43
                           Germany                      9,155,750               0.22
                           Sub-total                  153,817,498               3.69
-------------------------------------------------------------------------------------------
Asset-Backed
Securities                 United States               27,936,369               0.67
-------------------------------------------------------------------------------------------
Short-term                 United States              145,446,503               3.49
-------------------------------------------------------------------------------------------
Unit                       United States                4,278,248               0.10
                           Australia                          296               0.00
                           Sub-total                    4,278,544               0.10
-------------------------------------------------------------------------------------------
Convertible Bonds          United States               14,822,393               0.36
-------------------------------------------------------------------------------------------
Common Stock               United States               35,902,239               0.86
                           Columbia                     2,717,046               0.07
                           Brazil                               9               0.00
                           Sub-total                   38,619,294               0.93
-------------------------------------------------------------------------------------------
Warrants                   United States                9,032,942               0.22
                           Netherlands                  2,204,000               0.05
                           Columbia                       669,600               0.02
                           Ireland                        224,000               0.01
                           Mexico                         181,500               0.00
                           Equador                          5,150               0.00
                           Sub-total                   12,317,192               0.30
-------------------------------------------------------------------------------------------
Convertible
Preferred Stocks           United States               14,663,277               0.35
-------------------------------------------------------------------------------------------
Purchased Options          United States                   35,841               0.00
-------------------------------------------------------------------------------------------
Cash, Deposit and Other Assets
(After deduction of liabilities)                      -82,266,413              -1.97
-------------------------------------------------------------------------------------------
Total                                               4,170,121,314                100
(Net Asset Value)                            (YEN 427,020 million)
-------------------------------------------------------------------------------------------



(B) Results of Past Operations

(1) Record of Changes in Net Assets (Class M Shares)

Record of changes in net assets at the end of the following fiscal years and at the end of each month within one year prior to the end of December, 1999 is as follows:


--------------------------------------------------------------------------------------------------
                         Total Net Asset Value                  Net Asset Value per Share
--------------------------------------------------------------------------------------------------
                   Dollar (thousands)  Yen (millions)           Dollar                 Yen
--------------------------------------------------------------------------------------------------
1st Fiscal Year           14,751            1,511          11.97                 1,226
(September 30, 1995)
--------------------------------------------------------------------------------------------------
2nd Fiscal Year           46,327            4,744          12.27     (12.34)     1,256     (1,264)
(September 30, 1996)
--------------------------------------------------------------------------------------------------
3rd Fiscal Year          513,351           52,567          12.67     (12.74)     1,297     (1,305)
(September 30, 1997)
--------------------------------------------------------------------------------------------------
4th Fiscal Year        1,019,477           104,394         11.62     (11.69)     1,190     (1,197)
(September 30, 1998)
--------------------------------------------------------------------------------------------------
5th Fiscal Year        1,066,821           109,242         10.73     (10.81)     1,099     (1,107)
(September 30, 1999)
--------------------------------------------------------------------------------------------------
1999 end of January    1,039,980           106,494         11.47     (11.54)     1,175     (1,182)
--------------------------------------------------------------------------------------------------
February                 958,538            98,154         11.24     (11.31)     1,151     (1,158)
--------------------------------------------------------------------------------------------------
March                    950,399            97,321         11.33     (11.41)     1,160     (1,168)
--------------------------------------------------------------------------------------------------
April                    976,710           100,015         11.47     (11.55)     1,175     (1,183)
--------------------------------------------------------------------------------------------------
May                      951,842            97,469         11.15     (11.23)     1,142     (1,150)
--------------------------------------------------------------------------------------------------
June                     958,507            98,151         11.05     (11.13)     1,132     (1,140)
--------------------------------------------------------------------------------------------------
July                     977,005           100,045         10.93     (11.01)     1,119     (1,127)
--------------------------------------------------------------------------------------------------
August                 1,025,879           105,050         10.78     (10.86)     1,104     (1,112)
--------------------------------------------------------------------------------------------------
September              1,066,821           109,242         10.73     (10.81)     1,099     (1,107)
--------------------------------------------------------------------------------------------------
October                1,064,162           108,970         10.65     (10.73)     1,091     (1,099)
--------------------------------------------------------------------------------------------------
November               1,063,437           108,896         10.68     (10.76)     1,094     (1,102)
--------------------------------------------------------------------------------------------------
December               1,078,139           110,401         10.73     (10.81)     1,099     (1,107)
--------------------------------------------------------------------------------------------------

(Note 1) Operations of Class M Shares were commenced on December 1, 1994.

(Note 2) Ex-dividend date is the 10th of each month. The amount of NAV per share with dividend is set forth in the parentheses.


(2) Record of Distributions Paid



-------------------------------------------------------------------------------------------------------
                                         Amount of               Amount of             Amount paid
                                       Dividend paid        Profit Distributed        from Return of
Period                                   per Share               per Share          Capital per Share
-------------------------------------------------------------------------------------------------------
1st Fiscal Year (12/1/94 - 9/30/95)   $0.65     (\66.56)        --      (\0.00)     $0.13      (\13.31)
-------------------------------------------------------------------------------------------------------
2nd Fiscal Year (10/1/95-9/30/96)     $0.87     (\89.09)     $0.00      (\0.00)        --        \0.00
-------------------------------------------------------------------------------------------------------
3rd Fiscal Year (10/1/96-9/30/97)     $0.85     (\87.04)     $0.00      (\0.00)        --        \0.00
-------------------------------------------------------------------------------------------------------
4th Fiscal Year (10/1/97-9/30/98)     $0.67     (\68.61)     $0.16     (\16.38)        --        \0.00
-------------------------------------------------------------------------------------------------------
5th Fiscal Year (10/1/98-9/30/99)     $0.89     (\91.14)        --      (\0.00)     $0.01       (\1.02)
-------------------------------------------------------------------------------------------------------


(Note) Record of distribution paid and NAV on the ex-dividend date from January 1998 to January 2000 are as follows:

------------------------------------------------------------------------
                              Dividend       NAV on the ex-dividend date
------------------------------------------------------------------------
Month/Year              Dollar         Yen              Dollar
------------------------------------------------------------------------
[S]                     [C]            [C]              [C]
1998 end of January     0.069          7.07             12.54
------------------------------------------------------------------------
February                0.069          7.07             12.60
------------------------------------------------------------------------
March                   0.069          7.07             12.54
------------------------------------------------------------------------
April                   0.069          7.07             12.65
------------------------------------------------------------------------
May                     0.070          7.17             12.56
------------------------------------------------------------------------
June                    0.069          7.07             12.52
------------------------------------------------------------------------
July                    0.069          7.07             12.45
------------------------------------------------------------------------
August                  0.070          7.17             12.24
------------------------------------------------------------------------
September               0.069          7.07             11.45
------------------------------------------------------------------------
October                 0.070          7.17             11.22
------------------------------------------------------------------------
November                0.070          7.17             11.31
------------------------------------------------------------------------
December                0.070          7.17             11.52
------------------------------------------------------------------------
1999 end of January     0.070          7.17             11.38
------------------------------------------------------------------------
February                0.072          7.37             11.36
------------------------------------------------------------------------
March                   0.076          7.78             11.19
------------------------------------------------------------------------
April                   0.079          8.09             11.45
------------------------------------------------------------------------
May                     0.079          8.09             11.35
------------------------------------------------------------------------
June                    0.079          8.09             11.00
------------------------------------------------------------------------
July                    0.079          8.09             10.98
------------------------------------------------------------------------
August                  0.079          8.09             10.68
------------------------------------------------------------------------
September               0.079          8.09             10.72
------------------------------------------------------------------------
October                 0.079          8.09             10.65
------------------------------------------------------------------------
November                0.079          8.09             10.68
------------------------------------------------------------------------
December                0.079          8.09             10.73
------------------------------------------------------------------------
2000 end of January     0.079          8.09             10.61
------------------------------------------------------------------------

(C) Record of Sales and Repurchases

Record of sales and repurchases during the following fiscal years and number of outstanding Class M shares of the Fund as of the end of such Fiscal Years are as follows:

------------------------------------------------------------------------
                                           Number of       Number of
                            Number of        Shares       Outstanding
                           Shares Sold    Repurchased        Shares
------------------------------------------------------------------------
[S]                        [C]            [C]             [C]
1st Fiscal Year              1,363,277         131,265       1,232,012
(12/1/94-9/30/95)                   (0)             (0)             (0)
------------------------------------------------------------------------
2nd Fiscal Year              3,470,806         925,979       3,776,839
(10/1/95-9/30/96)                   (0)             (0)             (0)
------------------------------------------------------------------------
3rd Fiscal Year             38,906,817       2,156,006      40,527,650
(10/1/96-9/30/97)          (34,927,970)       (344,600)    (34,583,370)
------------------------------------------------------------------------
4th Fiscal Year             82,811,002      35,639,555      87,699,097
(10/1/97-9/30/98)          (79,711,290)    (33,361,320)    (80,933,340)
------------------------------------------------------------------------
5th Fiscal Year             65,746,653      53,993,131      99,452,619
(10/1/98-9/30/99)          (63,773,260)    (51,272,070)    (93,434,530)
------------------------------------------------------------------------

Note: The number of Shares sold, repurchased and outstanding in the parentheses represents those sold, repurchased and outstanding in Japan. The Shares are sold in Japan from May 28, 1997.

II. OUTLINE OF THE TRUST

1. Trust

(A) Law of Place of Incorporation

The Trust is a Massachusetts business trust organized in Massachusetts, U.S.A. on August 11, 1988.

Chapter 182 of the Massachusetts General Laws prescribes the fundamental matters in regard to the operations of certain business trusts constituting voluntary associations under that chapter.

The Trust is an open-end, diversified management company under the Investment Company Act of 1940.

(B) Outline of the Supervisory Authority

Refer to I - l (B) Outline of the Supervisory Authority.

(C) Purpose of the Trust

The purpose of the Trust is to provide investors a managed investment primarily in securities, debt instruments and other instruments and rights of a financial character.

(D) History of the Trust

    August 11, 1988:     Organization of the Fund as a Massachusetts
business trust.  Adoption of the Agreement and Declaration of Trust.

    September 7, 1988:   Adoption of the Amended and Restated Agreement
and Declaration of Trust.

(E) Amount of Capital Stock

Not applicable.

(F) Structure of the management of the Trust

The Trustees are responsible for generally overseeing the conduct of the Fund's business. The Agreement and Declaration of Trust provides that they shall have all powers necessary or convenient to carry out that responsibility. The number of Trustees is fixed by the Trustees and may not be less than three. A Trustee may be elected either by the Trustees or by the shareholders. At any meeting called for the purpose, a Trustee may be removed by vote of two-thirds of the outstanding shares of the Trust. Each Trustee elected by the Trustees or the shareholders shall serve until he or she retires, resigns, is removed, or dies or until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor.

The Trustees of the Trust are authorized by the Agreement and Declaration of Trust to issue shares of the Trust in one or more series, each series being preferred over all other series in respect of the assets allocated to that series. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be further divided without shareholders approval into two or more classes, with such preferences and special or relative rights and privileges as the Trustees may determine. The Trust's shares are not currently divided into series.

Under the Agreement and Declaration of Trust the shareholders shall have power, as and to the extent provided therein, to vote only (i) for the election of Trustees, to the extent provided therein (ii) for the removal of Trustees, to the extent provided therein (iii) with respect to any investment adviser, to the extent provided therein (iv) with respect to any termination of the Trust, to the extent provided therein
(v) with respect to certain amendments of the Agreement and Declaration of Trust, (vi) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (vii) with respect to such additional matters relating to the Trust as may be required by the Agreement and Declaration of Trust, the Bylaws of the Trust, or any registration of the Trust with the U.S. Securities and Exchange Commission (or any successor agency) or any state, or as the Trustees may consider necessary or desirable. Certain of the foregoing actions may, in addition, be taken by the Trustees without vote of the shareholders of the Trust.

On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote are voted in the aggregate as a single class without regard to series or classes of shares, except (1) when required by the Investment Company Act of 1940, as amended, or when the Trustees hall have determined that the matter affects one or more series or classes of shares materially differently, shares are voted by individual series or class; and (2) when the Trustees have determined that the matter affects on the interests of one or more series or classes, then only shareholders of such series or classes are entitled to vote thereon. There is no cumulative voting.

Meetings of shareholders may be called by the Clerk whenever ordered by the Trustees, the Chairman of the Trustees, or requested in writing by the holder or holders of at least one-tenth of the outstanding shares entitled to vote at the meeting. Written notice of any meeting of shareholders must be given by mailing the notice at least seven days before the meeting. Thirty percent of shares entitled to vote on a particular matter is a quorum for the transaction of business on that matter at a shareholders' meeting, except that, where any provision of law or of the Agreement and Declaration of Trust permits or requires that holders of any series or class vote as an individual series or class, then thirty percent of the aggregate number of shares of that series or class entitled to vote are necessary to constitute a quorum for the transaction of business by that series or class. For the purpose of determining the shareholders of any class or series of shares who are entitled to vote or act at any meeting, or who are entitled to receive payment of any dividend or other distribution, the Trustees are authorized to fix record dates, which may not be more then 90 days before the date of any meeting of shareholders or more than 60 days before the date of payment of any dividend or other distribution.

The Trustees are authorized by the Agreement and Declaration of Trust to adopt Bylaws not inconsistent with the Agreement and Declaration of Trust providing for the conduct of the business of the Trust. The Bylaws contemplate that the Trustees shall elect a Chairman of the Trustees, the President, the Treasurer, and the Clerk of the Trust, and that other officers, if any, may be elected or appointed by the Trustees at any time. The Bylaws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such a majority.

Regular meetings of the Trustees may be held without call or notice at such places and at such times as the Trustees may from time to time determine. It shall be sufficient notice to a Trustee of a special meeting to send notice by mail at least forty-eight hours or by telegram at least twenty-four hours before the meeting or to give notice to him or her in person or by telephone at least twenty-four hours before the meeting.

At any meeting of Trustees, a majority of the Trustees then in office shall constitute a quorum. Except as otherwise provided in the Agreement and Declaration of Trust or Bylaws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting (a quorum being present), or by written consents of a majority of the Trustees then in office.

Subject to a favorable majority shareholder vote (as defined in the Agreement and Declaration of Trust), the Trustees may contract for exclusive or nonexclusive advisory and/or management services with any corporation, trust, association, or other organization.

The Agreement and Declaration of Trust contains provisions for the indemnification of Trustees, officers, and shareholders of the Trust under the circumstances and on the terms specified therein.

The Trust may be terminated at any time by vote of shareholders holding at least two-thirds of the shares entitled to vote or by the trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least two-thirds of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

The foregoing is a general summary of certain provisions of the Agreement and Declaration of Trust and Bylaws of the Trust, and is qualified in its entirety by reference to each of those documents.

(G) Information Concerning Major Shareholders

Not applicable.

(H) Information Concerning Directors, Officers and Employees




(1) Trustees and Officers of the Trust                    (as of December, 1999)
--------------------------------------------------------------------------------------
                                                                               Shares
Name                    Office and Title            Resume                     Owned
--------------------------------------------------------------------------------------
George Putnam           Chairman and      present:   Chairman and            6,399.799
                        President                    Director,
                                                     Putnam Management
                                                     and Putnam
                                                     Mutual Funds
                                                     Corp.
                                                     Director, Marsh &
                                                     McLennan Companies,
                                                     Inc., Freeport Copper
                                                     and Gold, Inc. and
                                                     Houghton Mifflin
                                                     Company
--------------------------------------------------------------------------------------
John A. Hill            Vice Chairman     present:   Chairman and            1,206.768
                                                     Managing Director,
                                                     First Reserve Corp.
                                                     Director, Snyder Oil
                                                     Corp., TransMontaigne
                                                     Oil Company and various
                                                     private companies owned
                                                     by First Reserve Corp.
--------------------------------------------------------------------------------------
William F. Pounds       Vice Chairman     present:   Professor Emeritus              0
                                                     of Management,
                                                     Alfred P. Sloan
                                                     School of
                                                     Management,
                                                     Massachusetts
                                                     Institute of
                                                     Technology,
                                                     Director, IDEXX
                                                     Laboratories, Inc.,
                                                     Management Sciences
                                                     for Health, Inc. and
                                                     Sun Company, Inc.
--------------------------------------------------------------------------------------
Jameson Adkins Baxter   Trustee           present:   President, Baxter         444.065
                                                     Associates, Inc.,
                                                     Director, MB
                                                     Financial, Inc.,
                                                     ASHTA Chemicals,
                                                     Inc., Banta
                                                     Corporation and
                                                     Ryerson Tull Inc.
--------------------------------------------------------------------------------------
Hans H. Estin           Trustee           present:   Vice Chairman,            261.803
                                                     North American
                                                     Management Corp.
--------------------------------------------------------------------------------------
Ronald J. Jackson       Trustee           present:   Former Chairman,          538.492
                                                     President and
                                                     Chief Executive
                                                     Officer,
                                                     Fisher-Price, Inc.
--------------------------------------------------------------------------------------
Paul. L. Joskow         Trustee           present:   Professor of              276.934
                                                     Economics and
                                                     Management and
                                                     former Chairman of
                                                     Dept. of Economics,
                                                     Massachusetts Institute
                                                     of Technology
                                                     Director, New England
                                                     Electric System, State
                                                     Farm Indemnity
                                                     Company and Whitehead
                                                     Institute for
                                                     Biomedical Research
--------------------------------------------------------------------------------------
Elizabeth T. Kennan     Trustee           present:   President Emeritus        339.813
                                                     and Professor,
                                                     Mount Holyoke
                                                     College, Director,
                                                     Bell Atlantic,
                                                     Kentucky Home
                                                     Life Insurance
                                                     Companies, Northeast
                                                     Utilities and Talbots
--------------------------------------------------------------------------------------
Lawrence J. Lasser      Trustee and       present:   President, Chief          159.467
                        Vice President               Executive Officer
                                                     and Director,
                                                     Putnam Investments,
                                                     Inc. and Putnam
                                                     Management
                                                     Director, Marsh &
                                                     McLennan Companies,
                                                     Inc. and United Way
                                                     of Massachusetts Bay
--------------------------------------------------------------------------------------
John H. Mullin, III     Trustee           present:   Chairman and Chief        469.028
                                                     Executive Officer,
                                                     Ridgeway Farm
                                                     Director, ACX
                                                     Technologies, Inc.,
                                                     Alex. Brown Realty,
                                                     Inc., The Liberty
                                                     Corporation and
                                                     Carolina Power & Light
--------------------------------------------------------------------------------------
Robert E. Patterson     Trustee           present:   President and             469.028
                                                     Trustee, Cabot
                                                     Industrial Trust
                                                     Director,
                                                     Broadywine Trust
                                                     Company
--------------------------------------------------------------------------------------
George Putnam, III      Trustee           present:   President, New          1,699.983
                                                     Generation Research,
                                                     Inc. and New Generation
                                                     Advisers Inc.
                                                     Director, The Boston
                                                     Family Office L.L.C.
--------------------------------------------------------------------------------------
A.J.C. Smith            Trustee           present:   Chairman and Chief        256.406
                                                     Executive Officer,
                                                     Marsh & McLennan
                                                     Companies, Inc.
                                                     Director, Trident
                                                     Partnership
--------------------------------------------------------------------------------------
W. Thomas Stephens      Trustee           present:   President and             122.436
                                                     Chief Executive
                                                     Officer, MacMillan
                                                     Bloedel, Ltd.
                                                     Director, Qwest
                                                     Communications and
                                                     New Century Energies
--------------------------------------------------------------------------------------
W. Nicholas Thorndike   Trustee           present:   Director, various         171.134
                                                     corporations and
                                                     charitable organizations
                                                     including Courier Corp.,
                                                     Data General Corp.,
                                                     Bradley Real Estate,
                                                     Inc. and Providence
                                                     Journal Co.
--------------------------------------------------------------------------------------
Charles E. Porter       Executive Vice    present:   Managing Director               0
                        President                    of Putnam Investments,
                                                     Inc. and Putnam
                                                     Management
--------------------------------------------------------------------------------------
Patricia C. Flaherty    Senior Vice       present:   Senior Vice                     0
                        President                    President of
                                                     Putnam Investments,
                                                     Inc. and Putnam
                                                     Management,
--------------------------------------------------------------------------------------
Richard A. Monaghan     Vice President    present:   Managing Director               0
                                                     of Putnam Investments,
                                                     Inc. and Chief of
                                                     Mutual Fund Business
                                                     of Putnam Mutual
                                                     Funds Corp.
--------------------------------------------------------------------------------------
Gordon H. Silver        Vice President    present:   Director and Senior             0
                                                     Managing Director of
                                                     Putnam Investments, Inc.
                                                     and Putnam Management
--------------------------------------------------------------------------------------
John D. Hughes          Vice President    present:   Senior Vice President           0
                                                     of Putnam Management
--------------------------------------------------------------------------------------
Ian C. Ferguson         Vice President    present:   Senior Managing                 0
                                                     Director of Putnam
                                                     Management
--------------------------------------------------------------------------------------
Brett C. Browchuk       Vice President    present:   Managing Director               0
                                                     of Putnam Management
--------------------------------------------------------------------------------------
John R. Verani          Vice President    present:   Senior Vice                     0
                                                     President of Putnam
                                                     Investments, Inc.
                                                     and Putnam Management
--------------------------------------------------------------------------------------
John R. Verani          Vice President    present:   Senior Vice President of        0
                                                     Putnam Investments, Inc.
                                                     and Putnam Management
--------------------------------------------------------------------------------------
Stephen Oristaglio      Vice President    present:   Managing Director of            0
                                                     Putnam Management
--------------------------------------------------------------------------------------
Edward H. D'Aleilo      Vice President    present:   Managing Director of            0
                                                     Putnam Management
--------------------------------------------------------------------------------------
David L. Waldman        Vice President    present:   Managing Director of            0
                                                     Putnam Management
--------------------------------------------------------------------------------------
D. William Kohli        Vice President    present:   Managing Director of            0
                                                     Putnam Management
--------------------------------------------------------------------------------------
Jennifer E. Leichter    Vice President    present    Managing Director of            0
                                                     Putnam Management
--------------------------------------------------------------------------------------
Jeffrey A. Kaufman      Vice President    present:   Senior Vice President           0
                                                     of Putnam Management
--------------------------------------------------------------------------------------
Paul G. Bucuvalas       Assistant         present:   N/A                             0
                        Treasurer
--------------------------------------------------------------------------------------
Mary A. Eaton           Associate         present:   N/A                             0
                        Treasurer and
                        Assistant Clerk
--------------------------------------------------------------------------------------
Judith Cohen            Associate Clerk    present:  N/A                             0
--------------------------------------------------------------------------------------
Katharine Howard        Senior Associate   present:  N/A                             0
                        Treasurer
--------------------------------------------------------------------------------------
Wanda M. McManus        Assistant Clerk    present:  N/A                             0
--------------------------------------------------------------------------------------
Joanne M. Neary         Assistant Clerk    present:  N/A                             0
--------------------------------------------------------------------------------------



(2) Employees of the Trust

The Trust does not have any employees.

(I) Description of Business and Outline of Operation

The Trust may carry out any administrative and managerial act, including the purchase, sale, subscription and exchange of any securities, and the exercise of all rights directly or indirectly pertaining to the Fund's assets. The Trust has retained Putnam Investment Management, Inc., the investment adviser, to render investment advisory services and Putnam Fiduciary Trust Company, to hold the assets of the Fund in custody and act as Investor Servicing Agent.

(J) Miscellaneous

(1) Changes of Trustees and Officers

Trustees may be removed or replaced by, among other things, a resolution adopted by a vote of two-thirds of the outstanding shares at a meeting called for the purpose. In the event of vacancy, the remaining Trustees may fill such vacancy by appointing for the remaining term of the predecessor Trustee such other person as they in their discretion shall see fit. The Trustees may add to their number as they consider appropriate. The Trustees may elect and remove officers as they consider appropriate.

(2) Amendment to the Agreement and Declaration of Trust

Generally, approval of shareholders is required to amend the Agreement and Declaration of Trust, except for certain matters such as change of name, curing any ambiguity or curing any defective or inconsistent provision.

(3) Litigation and Other Significant Events

Nothing which has or which would have a material adverse effect on the Trust has occurred which has not been disclosed. The fiscal year end of the Trust is September 30. The Trust is established for an indefinite period and may be dissolved at any time by vote of the shareholders holding at least two-thirds of the shares entitled to vote or by the Trustees by written notice to shareholders.

2. Putnam Investment Management, Inc. (Investment Management Company)

(A) Law of Place of Incorporation

Putnam is incorporated under the General Corporation Law of The
Commonwealth of Massachusetts, U.S.A. Its investment advisory business is regulated under the Investment Advisers Act of 1940.

Under the Investment Advisers Act of 1940, an investment adviser means, with certain exceptions, any person who, for compensation, engages in the business of advising others, either directly or through publications or writings, as to the value of securities or as to the advisability of investing in, purchasing or selling securities, or who, for compensation and as part of a regular business, issues analyses or reports concerning securities. Investment advisers under the Act may not conduct their business unless they are registered with the SEC.

(B) Outline of the Supervisory Authority

Investment Management Company is registered as an investment adviser under the Investment Advisers Act of 1940.

(C) Purpose of the Company

Investment Management Company's sole business is investment management, which includes the buying, selling, exchanging and trading of securities of all descriptions on behalf of mutual funds in any part of the world.

(D) History of the Company

Investment Management Company is one of America's oldest and largest money management firms. Investment Management Company's staff of experienced portfolio managers and research analysts selects securities and constantly supervises the fund's portfolio. By pooling an investor's money with that of other investors, a greater variety of securities can be purchased than would be the case individually: the resulting diversification helps reduce investment risk. Investment Management Company has been managing mutual funds since 1937. Today, the firm serves as the Investment Management Company for the funds in the Putnam Family, with over $391 billion in assets in nearly 12 million shareholder accounts at the end of December, 1999. An affiliate, The Putnam Advisory Company, Inc., manages domestic and foreign institutional accounts and mutual funds, including the accounts of many Fortune 500 companies. Another affiliate, Putnam Fiduciary Trust Company, provides investment advice to institutional clients under its banking and fiduciary powers as well as shareholder and custody services to the Putnam Funds.

Putnam Investment Management Inc., Putnam Mutual Funds and Putnam Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

(E) Amount of Capital Stock            (as of the end of December, 1999)

1. Amount of Capital (issued capital stock at par value):
   Common Stock 1,000 shares at $1 par value

2. Number of authorized shares of capital stock:
   Common Stock 1,000 shares

3. Number of outstanding shares of capital stock:
   Common Stock 1,000 shares

4. Amount of capital (for the purposes of this Item, "Amount of Capital" means total stockholders' equity for the past five years:


                                Amount of Capital

   Year                    (Total Stockholders' Equity)

-----------                ----------------------------

End of 1995                       $45,521,351
End of 1996                       $45,817,658
End of 1997                       $48,617,160
End of 1998                       $425,782,008
End of 1999                       $879,198,215

(F) Structure of the Management of the Company

Investment Management Company is ultimately managed by its Board of Directors, which is elected by its shareholders.

Each fund managed by Investment Management Company is managed by one or more portfolio managers. These managers, in coordination with analysts who research specific securities and other members of the relevant investment group (in the case of the Fund, Investment Management Company's Fixed Income Investments Group), provide a continuous investment program for the fund and place all orders for the purchase and sale of portfolio securities.

The investment performance and portfolio of each fund is overseen by its Board of Trustees, a majority of whom are not affiliated with Investment Management Company. The Trustees meet 11 times a year and review the performance of each fund with its manager at least quarterly.

In selecting portfolio securities for the Fund, Investment Management Company looks for securities that represent attractive values based on careful issue-by-issue credit analysis and hundreds of onsite visits and other contacts with issuers every year. Investment Management Company is one of the largest managers of high yield and other debt securities in the United States.

The following officers of Investment Management Company have had primary responsibility for the day-to-day management of the Fund's portfolio since the years shown below. Their experience as portfolio managers or investment analysts over at least the last five years is also shown.

------------------------------------------------------------------------
Names                  Year     Experience
------------------------------------------------------------------------
[S]                    [C]      [C]

D. William Kohli       1994     1994 -       Investment Management
Managing Director               Present      Company
------------------------------------------------------------------------

Jennifer E. Leichter   1998    1987 -       Investment Management
Managing Director               Present      Company
------------------------------------------------------------------------

David L. Waldman       1998    1997 -       Investment Management
Managing Director               Present      Company
                                1995 -       Lazard Freres
                                June 1997
                                Prior to     Goldman Sachs
                                Apr. 1995
------------------------------------------------------------------------

Jeffrey A. Kaufman     1998    1998 -       Investment Management
Senior Vice President           Present      Company
                                Prior to     MFS Investment Management
                                Aug. 1998
------------------------------------------------------------------------

(G) Information Concerning Major Stockholders

As of the end of December, 1999, all the outstanding shares of capital stock of Investment Management Company were owned by Putnam Investments, Inc. See subsection D above.

(H) Information Concerning Officers and Employees

The following table lists the names of various officers and directors of Investment Management Company and their respective positions with Investment Management Company. For each named individual, the table lists:
(i) any other organizations (excluding other Investment Management Company's funds) with which the officer and/or director has recently had or has substantial involvement; and (ii) positions held with such organization:




List of Officers and Directors of Putnam Investment Management, Inc.

                                                    (as of the end of December, 1999)
---------------------------------------------------------------------------------------
                           Position with
                           Putnam Investment            Other Business
     Name                  Management, Inc.             Affiliation
---------------------------------------------------------------------------------------
1 Putnam, George             Chairman                   Director of Putnam Mutual
                                                        Funds Corp.
---------------------------------------------------------------------------------------
2 Lasser, Lawrence J.        President and
                             Director, CEO
---------------------------------------------------------------------------------------
3 Silver, Gordon H.          Director and Senior        Director of Putnam Fiduciary
                             Managing Director          Trust Company and Senior
                                                        Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
4 Burke, Robert W.           Senior Managing Director   Senior Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
5 Collman, Kathleen M.       Senior Managing Director   Senior Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
6 Ferguson, Ian C.           Senior Managing Director
---------------------------------------------------------------------------------------
7 Oristaglio, Stephen M.     Senior Managing Director
---------------------------------------------------------------------------------------
8 Regan, Anthony W.          Senior Managing Director
---------------------------------------------------------------------------------------
9 Spiegel, Steven            Senior Managing Director   Senior Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
10 Anderson, Blake E.        Managing Director
---------------------------------------------------------------------------------------
11 Beck, Robert R.           Managing Director
---------------------------------------------------------------------------------------
12 John F. Boneparth         Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
13 Bresnahan, Leslee R.      Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
14 Browchuk, Brett C.        Managing Director
---------------------------------------------------------------------------------------
15 Cassaro, Joseph A.        Managing Director
---------------------------------------------------------------------------------------
16 Cotner, C. Beth           Managing Director
---------------------------------------------------------------------------------------
17 Cronin, Kevin M.          Managing Director          Managing Director of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
18 D'Alelio, Edward H.       Managing Director
---------------------------------------------------------------------------------------
19 Daly, Kenneth L.          Managing Director          Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
20 DeTore, John A.           Managing Director          Managing Director of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
21 Durgarian, Karnig H.      Managing Director          Director and Managing Director
                                                        of Putnam Fiduciary Trust
                                                        Company
---------------------------------------------------------------------------------------
22 Esteves, Irene M.         Managing Director and      Treasurer of Putnam Fiduciary
                             Chief Financial Officer    Trust Company
---------------------------------------------------------------------------------------
23 Gillis, Roland            Managing Director
---------------------------------------------------------------------------------------
24 Haslett, Thomas R.        Managing Director
---------------------------------------------------------------------------------------
25 Holding, Pamela           Managing Director
---------------------------------------------------------------------------------------
26 Hurley, William J.        Managing Director          Managing Director and CFO
                                                        of Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
27 Jacobs, Jerome J.         Managing Director
---------------------------------------------------------------------------------------
28 Joseph, Joseph P.         Managing Director
---------------------------------------------------------------------------------------
29 Kamshad, Omid             Managing Director
---------------------------------------------------------------------------------------
30 King, David L.            Managing Director
---------------------------------------------------------------------------------------
31 Kohli, D. William         Managing Director
---------------------------------------------------------------------------------------
32 Kreisel, Anthony I.       Managing Director
---------------------------------------------------------------------------------------
33 Kuenstner, Deborah F.     Managing Director
---------------------------------------------------------------------------------------
34 Landes, William J.        Managing Director
---------------------------------------------------------------------------------------
35 Leibovitch, Richard G.    Managing Director
---------------------------------------------------------------------------------------
36 Leichter, Jennifer E.     Managing Director
---------------------------------------------------------------------------------------
37 Lohr, Mark G.             Managing Director          Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
38 Maloney, Kevin J.         Managing Director
---------------------------------------------------------------------------------------
39 Martino, Michael          Managing Director          Managing Director of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
40 Maxwell, Scott M.         Managing Director          Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
41 McMullen, Carol C.        Managing Director
---------------------------------------------------------------------------------------
42 Memani, Krisha K.         Managing Director
---------------------------------------------------------------------------------------
43 Miller, Daniel L.         Managing Director
---------------------------------------------------------------------------------------
44 Miller, Jeffrey M.        Managing Director          Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
45 Morgan Jr., John J.       Managing Director          Managing Director of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
46 Morgan, Kelly A.          Managing Director
---------------------------------------------------------------------------------------
47 Murphy, Jennifer P.       Managing Director
---------------------------------------------------------------------------------------
48 Nagashima, Toshio         Managing Director          Managing Director of Putnam
                                                        Mutual Funds Corp.
---------------------------------------------------------------------------------------
49 Peacher, Stephen C.       Managing Director
---------------------------------------------------------------------------------------
50 Peters, Jeffrey F.        Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
51 Pollard, Mark D.          Managing Director
---------------------------------------------------------------------------------------
52 Porter, Charles E.        Managing Director
---------------------------------------------------------------------------------------
53 Price, Quintin I.         Managing Director
---------------------------------------------------------------------------------------
54 Reilly, Thomas V.         Managing Director
---------------------------------------------------------------------------------------
55 Schultz, Mitchell D.      Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
56 Scott, Justin M.          Managing Director          Managing Director of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
57 Shadek Jr., Edward T.     Managing Director
---------------------------------------------------------------------------------------
58 Starr, Loren              Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
59 Swift, Robert             Managing Director
---------------------------------------------------------------------------------------
60 Talanian, John C.         Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
61 Tibbetts, Richard B.      Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
62 Waldman, David L.         Managing Director
---------------------------------------------------------------------------------------
63 Warren, Paul C.           Managing Director
---------------------------------------------------------------------------------------
64 Wetlaufer, Eric           Managing Director
---------------------------------------------------------------------------------------
65 Woolverton, William H.    Managing Director          Managing Director of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
66 Arends, Michael K.        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
67 Asher, Steven E.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
68 Atkin, Michael J.         Senior Vice President
---------------------------------------------------------------------------------------
69 Augustine, Jeffrey B.     Senior Vice President
---------------------------------------------------------------------------------------
70 Bakshi, Manjit S.         Senior Vice President
---------------------------------------------------------------------------------------
71 Bamford, Dolores Snyder   Senior Vice President
---------------------------------------------------------------------------------------
72 John J. Bent              Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
73 Baumbach, Robert K.       Senior Vice President
---------------------------------------------------------------------------------------
74 Berka, Sharon A.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
75 Block, Richard L.         Senior Vice President
---------------------------------------------------------------------------------------
76 Bloemker, Rob A.          Senior Vice President
---------------------------------------------------------------------------------------
77 Boselli, John A.          Senior Vice President
---------------------------------------------------------------------------------------
78 Bousa, Edward P.          Senior Vice President
---------------------------------------------------------------------------------------
79 Bradford Jr., Linwood E.  Senior Vice President      Senior Vice President of
                                                         Putnam Mutual Funds
---------------------------------------------------------------------------------------
80 Burke, Andrea             Senior Vice President
---------------------------------------------------------------------------------------
81 Burns, Cheryl A.          Senior Vice President
---------------------------------------------------------------------------------------
82 Byrne, Joshua L.          Senior Vice President
---------------------------------------------------------------------------------------
83 Callahan, Ellen S.        Senior Vice President
---------------------------------------------------------------------------------------
84 Carlson, David G.         Senior Vice President
---------------------------------------------------------------------------------------
85 Chase, Mary Claire        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
86 Chrostowski, Louis F.     Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
87 Crane, George H.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
88 Curran, Peter J.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
89 Dalferro, John R.         Senior Vice President
---------------------------------------------------------------------------------------
90 Derbyshire, Ralph C.      Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
91 Dexter, Stephen P.        Senior Vice President
---------------------------------------------------------------------------------------
92 Divney, Kevin M.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
93 Eigerman, Nathan W.       Senior Vice President
---------------------------------------------------------------------------------------
94 Elavia, Tony H.           Senior Vice President
---------------------------------------------------------------------------------------
95 England, Richard B.       Senior Vice President
---------------------------------------------------------------------------------------
96 Epke Laura L.             Senior Vice President
---------------------------------------------------------------------------------------
97 Farrell, Deborah S.       Senior Vice President
---------------------------------------------------------------------------------------
98 Flaherty, Patricia C.     Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
99 Fleisher, Peter M.        Senior Vice President
---------------------------------------------------------------------------------------
100 Fontana, Forrest N.      Senior Vice President
---------------------------------------------------------------------------------------
101 Francis, Jonathan H.     Senior Vice President
---------------------------------------------------------------------------------------
102 Frost, Karen T.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
103 Frucci, Richard M.       Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
104 Gorman, Stephen A.       Senior Vice President
---------------------------------------------------------------------------------------
105 Graham, Andrew           Senior Vice President
---------------------------------------------------------------------------------------
106 Grant, Peter J.          Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
107 Graviere, Patrice        Senior Vice President
---------------------------------------------------------------------------------------
108 Grim, Daniel J.          Senior Vice President
---------------------------------------------------------------------------------------
109 Haagensen, Paul E.       Senior Vice President
---------------------------------------------------------------------------------------
110 Hadas, Edward            Senior Vice President
---------------------------------------------------------------------------------------
111 Hadden, Peter J.         Senior Vice President
---------------------------------------------------------------------------------------
112 Halperin, Matthew C.     Senior Vice President
---------------------------------------------------------------------------------------
113 Hamlin, David E.         Senior Vice President
---------------------------------------------------------------------------------------
114 Harring, Linda           Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
115 Hart, Nigel P.           Senior Vice President
---------------------------------------------------------------------------------------
116 Healey, Deborah R.       Senior Vice President
---------------------------------------------------------------------------------------
117 Horwitz, Jonathan S.     Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
118 Hotchkiss, Michael F.    Senior Vice President
---------------------------------------------------------------------------------------
119 Kaufman, Jeffrey         Senior Vice President
---------------------------------------------------------------------------------------
120 Kay, Karen R.            Senior Vice President      Clerk, Director and Senior
                                                        Vice President of Putnam
                                                        Fiduciary Trust Company
---------------------------------------------------------------------------------------
121 Kirson, Steven L.        Senior Vice President
---------------------------------------------------------------------------------------
122 Knight, Jeffrey L.       Senior Vice President
---------------------------------------------------------------------------------------
123 Koontz, Jill A.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
124 Korn, Karen R.           Senior Vice President
---------------------------------------------------------------------------------------
125 Kurey, Thomas J.         Senior Vice President
---------------------------------------------------------------------------------------
126 Lannum III, Coleman N.   Senior Vice President
---------------------------------------------------------------------------------------
127 Lindsey, Jeffrey R.      Senior Vice President
---------------------------------------------------------------------------------------
128 Lode, Geirulv            Senior Vice President
---------------------------------------------------------------------------------------
129 Lomba, Rufino R.         Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
130 MacElwee, Jones,         Senior Vice President
    Elizabeth M.
---------------------------------------------------------------------------------------
131 Madore, Robert A.        Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
132 Malloy, Julie M.         Senior Vice President
---------------------------------------------------------------------------------------
133 Manuel Jr., Richard D.   Senior Vice President
---------------------------------------------------------------------------------------
134 Marrkand, Paul E.        Senior Vice President
---------------------------------------------------------------------------------------
135 Marshall, William L.     Senior Vice President
---------------------------------------------------------------------------------------
136 Matteis, Andrew S.       Senior Vice President
---------------------------------------------------------------------------------------
137 McDonald, Richard E.     Senior Vice President
---------------------------------------------------------------------------------------
138 Meehan, Thalia           Senior Vice President
---------------------------------------------------------------------------------------
139 Mehta, Sandeep           Senior Vice President
---------------------------------------------------------------------------------------
140 Miller, William H.       Senior Vice President
---------------------------------------------------------------------------------------
141 Mockard, Jeanne L.       Senior Vice President
---------------------------------------------------------------------------------------
142 Mufson, Michael J.       Senior Vice President
---------------------------------------------------------------------------------------
143 Mullen, Donald E.        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
144 Mullin, Hugh H.          Senior Vice President
---------------------------------------------------------------------------------------
145 Murphy, Kevin F.         Senior Vice President
---------------------------------------------------------------------------------------
146 Netols, Jeffrey W.       Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
147 Oler, Stephen S.         Senior Vice President
---------------------------------------------------------------------------------------
148 Paine, Robert M.         Senior Vice President
---------------------------------------------------------------------------------------
149 Parker, Margery C.       Senior Vice President
---------------------------------------------------------------------------------------
150 Parr, Cynthia O.         Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
151 Perry, William           Senior Vice President
---------------------------------------------------------------------------------------
152 Peters, Carmel           Senior Vice President
---------------------------------------------------------------------------------------
153 Petralia, Randolph S.    Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
154 Plapinger, Keith         Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
155 Pohl, Charles G.         Senior Vice President
---------------------------------------------------------------------------------------
156 Prusko, James M.         Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
157 Puddle, David G.         Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
158 Quistberg, Paul T.       Senior Vice President
---------------------------------------------------------------------------------------
159 Rogers, Kevin J.         Senior Vice President
---------------------------------------------------------------------------------------
160 Ruys de Perez,           Senior Vice President      Senior Vice President of
    Charles A.                                          Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
161 Sai, Yumiko              Senior Vice President
---------------------------------------------------------------------------------------
162 Santos, David J.         Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
163 Santosus, Anthony C.     Senior Vice President
---------------------------------------------------------------------------------------
164 Schwister, Jay E.        Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
165 Selden, Denise D.        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
166 Scordato, Christine A.   Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
167 Sievert, Jean I.         Senior Vice President
---------------------------------------------------------------------------------------
168 Simon, Sheldon N.        Senior Vice President
---------------------------------------------------------------------------------------
169 Simozar, Saied           Senior Vice President
---------------------------------------------------------------------------------------
170 Smith Jr., Leo J.        Senior Vice President
---------------------------------------------------------------------------------------
171 Smith, Margaret D.       Senior Vice President
---------------------------------------------------------------------------------------
172 Spatz, Erin J.           Senior Vice President
---------------------------------------------------------------------------------------
173 Spiers, John Graham      Senior Vice President
---------------------------------------------------------------------------------------
174 Stack, Michael P.        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
175 Stairs, George W.        Senior Vice President
---------------------------------------------------------------------------------------
176 Strumpf, Casey           Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
177 Sugimoto, Toshifumi      Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
178 Sullivan, Roger R.       Senior Vice President
---------------------------------------------------------------------------------------
179 Sullivan, William J.     Senior Vice President
---------------------------------------------------------------------------------------
180 Suzuki, Toshimi          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
181 Svensson, Lisa H.        Senior Vice President
---------------------------------------------------------------------------------------
182 Swanberg, Charles H.     Senior Vice President
---------------------------------------------------------------------------------------
183 Thomsen, Rosemary H.     Senior Vice President      Senior Vice President of
                                                        Putnam Fiduciary Trust Company
---------------------------------------------------------------------------------------
184 Troped Blacker,          Senior Vice President      Senior Vice President of
    Bonnie L.                                           Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
185 Verani, John R.          Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
186 Walsh, Francis P.        Senior Vice President
---------------------------------------------------------------------------------------
187 Weinstein, Michael R.    Senior Vice President
---------------------------------------------------------------------------------------
188 Weiss, Manuel            Senior Vice President
---------------------------------------------------------------------------------------
189 Whalen, Edward F.        Senior Vice President      Senior Vice President of
                                                        Putnam Mutual Funds Corp.
---------------------------------------------------------------------------------------
190 Wheeler, Diane D.F.      Senior Vice President
---------------------------------------------------------------------------------------
191 Wyke, Richard P.         Senior Vice President
---------------------------------------------------------------------------------------
192 Yogg, Michael R.         Senior Vice President
---------------------------------------------------------------------------------------
193 Zukowski, Gerald S.      Senior Vice President
---------------------------------------------------------------------------------------

(I) Summary of Business Lines and Business Operation

Investment Management Company is engaged in the business of providing investment management and investment advisory services to mutual funds. As of the end of December, 1999, Investment Management Company managed, advised, and/or administered the following 114 funds and fund portfolios
(having an aggregate net asset value of approximately $391 billion):




                                                                                                  Total Net Asset   Net Asset
                                                                Year/Month/Day     Principal            Value         Value
     Name                                                         Established   Characteristics      ($ million)  per share ($)
-------------------------------------------------------------------------------------------------------------------------------
1    The George Putnam Fund of Boston; A                            11/5/37       Open/Equity         3,615.37       16.28
2    The George Putnam Fund of Boston; B                            4/24/92       Open/Equity         1,501.55       16.13
3    The George Putnam Fund of Boston; M                            12/1/94       Open/Equity           274.63       16.13
4    The George Putnam Fund of Boston; Y                             1/1/94       Open/Equity           785.71       16.31
5    Putnam American Government Income Fund; A                       3/1/85       Open/Bond           1,500.12        8.23
6    Putnam American Government Income Fund; B                      5/20/94       Open/Bond             149.13        8.20
7    Putnam American Government Income Fund; M                      2/14/95       Open/Bond               7.34        8.25
8    Putnam Asia Pacific Growth Fund; A                             2/20/91       Open/Equity           391.08       19.00
9    Putnam Asia Pacific Growth Fund; B                              6/1/93       Open/Equity           325.60       18.63
10   Putnam Asia Pacific Growth Fund; M                              2/1/95       Open/Equity            27.44       18.82
11   Putnam Asia Pacific Fund II                                    3/23/98       Open/Equity             4.16       14.38
12   Putnam Asset Allocation: Balanced Portfolio; A                  2/7/94       Open/Balanced         997.69       12.96
13   Putnam Asset Allocation: Balanced Portfolio; B                 2/11/94       Open/Balanced         621.04       12.89
14   Putnam Asset Allocation: Balanced Portfolio; C                  9/1/94       Open/Balanced         137.12       12.81
15   Putnam Asset Allocation: Balanced Portfolio; M                  2/6/95       Open/Balanced          73.55       12.93
16   Putnam Asset Allocation: Balanced Portfolio; Y                 7/14/94       Open/Balanced         512.55       12.97
17   Putnam Asset Allocation : Conservative Portfolio; A             2/7/94       Open/Balanced         402.18       10.54
18   Putnam Asset Allocation : Conservative Portfolio; B            2/18/94       Open/Balanced         195.30       10.51
19   Putnam Asset Allocation : Conservative Portfolio; C             9/1/94       Open/Balanced          52.89       10.48
20   Putnam Asset Allocation : Conservative Portfolio; M             2/7/95       Open/Balanced          28.81       10.51
21   Putnam Asset Allocation : Conservative Portfolio; Y            7/14/94       Open/Balanced         114.38       10.56
22   Putnam Asset Allocation: Growth Portfolio; A                    2/8/94       Open/Balanced         795.23       15.20
23   Putnam Asset Allocation: Growth Portfolio; B                   2/16/94       Open/Balanced         543.00       15.01
24   Putnam Asset Allocation: Growth Portfolio; C                    9/1/94       Open/Balanced         126.84       14.87
25   Putnam Asset Allocation: Growth Portfolio; M                    2/1/95       Open/Balanced          70.05       15.03
26   Putnam Asset Allocation: Growth Portfolio; Y                   7/14/94       Open/Balanced         446.05       15.29
27   Putnam Arizona Tax Exempt Income Fund; A                       1/30/91       Open/Bond              97.12        8.61
28   Putnam Arizona Tax Exempt Income Fund; B                       7/15/93       Open/Bond              30.61        8.60
29   Putnam Arizona Tax Exempt Income Fund; M                        7/3/95       Open/Bond               0.85        8.62
30   Putnam Balanced Fund                                           10/2/95       Open/Balanced           5.00       13.50
31   Putnam Balanced Retirement Fund; A                             4/19/85       Open/Balanced         614.44        9.85
32   Putnam Balanced Retirement Fund; B                              2/1/94       Open/Balanced         185.76        9.75
33   Putnam Balanced Retirement Fund; M                             3/17/95       Open/Balanced          14.71        9.79
34   Putnam Balanced Retirement Fund; Y                              1/4/99       Open/Balanced           3.66        9.85
35   Putnam California Investment Grade Municipal Trust            11/27/92       Closed/Bond            65.03       14.12
36   Putnam California Tax Exempt Income Fund; A                    4/29/83       Open/Bond           2,573.91        8.02
37   Putnam California Tax Exempt Income Fund; B                     1/4/93       Open/Bond             572.53        8.01
38   Putnam California Tax Exempt Income Fund; M                    2/14/95       Open/Bond              14.04        8.01
39   Putnam California Tax Exempt Money Market Fund                10/26/87       Open/Bond              42.80        1.00
40   Putnam Capital Opportunities Fund; A                            8/5/93       Open/Equity            80.92       10.29
41   Putnam Capital Opportunities Fund; B                           11/2/94       Open/Equity            89.65       10.19
42   Putnam Capital Opportunities Fund; M                           1/22/96       Open/Equity             7.66       10.22
43   Putnam Capital Appreciation Fund; A                             8/5/93       Open/Equity         1,207.96       26.14
44   Putnam Capital Appreciation Fund; B                            11/2/94       Open/Equity         1,287.36       25.82
45   Putnam Capital Appreciation Fund; M                            1/22/96       Open/Equity            83.52       25.89
46   Putnam Convertible Opportunity and Income Trust                6/29/95       Closed/Bond            88.48       23.83
47   Putnam Convertible Income-Growth Trust; A                      6/29/72       Open/Balanced       1,044.18       19.89
48   Putnam Convertible Income-Growth Trust; B                      7/15/93       Open/Balanced         296.17       19.64
49   Putnam Convertible Income-Growth Trust; M                      3/13/95       Open/Balanced          17.64       19.76
50   Putnam Convertible Income-Growth Trust; Y                     12/30/98       Open/Balanced          66.16       19.89
51   Putnam Dividend Income Fund                                    9/28/89       Closed/Bond           118.61       10.96
52   Putnam Diversified Income Trust; A                             10/3/88       Open/Bond           1,436.08       10.77
53   Putnam Diversified Income Trust; B                              3/1/93       Open/Bond           1,634.05       10.72
54   Putnam Diversified Income Trust; C                              2/1/99       Open/Bond               7.76       10.75
55   Putnam Diversified Income Trust; M                             12/1/94       Open/Bond           1,078.14       10.73
56   Putnam Diversified Income Trust ; Y                            7/11/96       Open/Bond              14.10       10.78
57   Putnam Emerging Markets Fund; A                                10/2/95       Open/Equity            84.37       12.51
58   Putnam Emerging Markets Fund; B                                10/2/95       Open/Equity            60.09       12.41
59   Putnam Emerging Markets Fund; M                                10/2/95       Open/Equity             5.11       12.45
60   Putnam Equity Fund 98                                         12/30/97       Open/Equity            21.27       25.82
61   Putnam Equity Income Fund; A                                   6/15/77       Open/Balanced       1,115.65       13.94
62   Putnam Equity Income Fund; B                                   9/13/93       Open/Balanced         600.17       13.84
63   Putnam Equity Income Fund; C                                    2/1/99       Open/Balanced          13.22       13.91
64   Putnam Equity Income Fund; M                                   12/2/94       Open/Balanced          58.29       13.86
65   Putnam Europe Growth Fund; A                                    9/7/90       Open/Equity         1,011.69       26.55
66   Putnam Europe Growth Fund; B                                    2/1/94       Open/Equity           911.61       25.92
67   Putnam Europe Growth Fund; M                                   12/1/94       Open/Equity            95.37       26.39
68   Putnam Florida Tax Exempt Income Fund; A                       8/24/90       Open/Bond             220.98        8.69
69   Putnam Florida Tax Exempt Income Fund; B                        1/4/93       Open/Bond              76.20        8.69
70   Putnam Florida Tax Exempt Income Fund; M                        5/1/95       Open/Bond               0.70        8.68
71   Putnam Global Natural Resources Fund; A                        7/24/80       Open/Equity           185.72       19.30
72   Putnam Global Natural Resources Fund; B                         2/1/94       Open/Equity           135.82       19.03
73   Putnam Global Natural Resources Fund; M                         7/3/95       Open/Equity             6.28       19.22
74   Putnam Global Equity Trust; A                                   7/1/94       Open/Equity           559.42       18.41
75   Putnam Global Equity Trust; B                                   7/2/94       Open/Equity           650.46       18.05
76   Putnam Global Equity Trust; C                                   2/1/99       Open/Equity            17.67       18.32
77   Putnam Global Equity Trust; M                                   7/3/95       Open/Equity            54.10       18.18
78   Putnam Global Growth and Income Fund; A                         1/3/95       Open/Equity            40.60       13.60
79   Putnam Global Growth and Income Fund; B                         1/3/95       Open/Equity            31.99       13.47
80   Putnam Global Growth and Income Fund; M                         1/3/95       Open/Equity             3.20       13.54
81   Putnam Global Governmental Income Trust; A                      6/1/87       Open/Bond             120.95       11.62
82   Putnam Global Governmental Income Trust; B                      2/1/94       Open/Bond              28.14       11.59
83   Putnam Global Governmental Income Trust; M                     3/17/95       Open/Bond             189.31       11.57
84   Putnam Global Growth Fund; A                                    9/1/67       Open/Equity         5,976.11       18.59
85   Putnam Global Growth Fund; B                                   4/27/92       Open/Equity         2,667.57       17.69
86   Putnam Global Growth Fund; C                                    2/1/99       Open/Equity            32.62       18.44
87   Putnam Global Growth Fund; M                                    3/1/95       Open/Equity           104.90       18.34
88   Putnam Global Growth Fund; Y                                   6/15/94       Open/Equity           292.38       18.94
89   Putnam Growth and Income Fund II; A                             1/5/95       Open/Balanced       1,197.63       12.38
90   Putnam Growth and Income Fund II; B                             1/5/95       Open/Balanced       1,337.61       12.28
91   Putnam Growth and Income Fund II; C                             2/1/99       Open/Balanced          32.96       12.36
92   Putnam Growth and Income Fund II; M                             1/5/95       Open/Balanced         155.81       12.32
93   The Putnam Fund for Growth and Income; A                       11/6/57       Open/Balanced      21,089.59       18.75
94   The Putnam Fund for Growth and Income; B                       4/27/92       Open/Balanced      13,386.48       18.49
95   The Putnam Fund for Growth and Income; M                        5/1/95       Open/Balanced         447.29       18.63
96   The Putnam Fund for Growth and Income; Y                       6/15/94       Open/Balanced       1,586.22       18.77
97   Putnam Growth Fund                                              5/1/98       Open/Equity             3.85       14.44
98   Putnam Growth Opportunities; A                                 10/2/95       Open/Equity         2,297.95       29.85
99   Putnam Growth Opportunities; B                                  8/1/97       Open/Equity         2,689.05       29.34
100  Putnam Growth Opportunities; C                                  2/1/99       Open/Equity           167.35       29.71
101  Putnam Growth Opportunities; M                                  8/1/97       Open/Equity           144.80       29.51
102  Putnam High Income Convertible and Bond Fund                    7/9/87       Closed/Bond           114.13        8.34
103  Putnam High Yield Advantage Fund; A                            3/25/86       Open/Bond             929.69        7.79
104  Putnam High Yield Advantage Fund; B                            5/16/94       Open/Bond             773.30        7.75
105  Putnam High Yield Advantage Fund; M                            12/1/94       Open/Bond             818.83        7.78
106  Putnam High Yield Advantage Fund; Y                           12/30/98       Open/Bond               9.21        7.79
107  Putnam High Yield Fund II; A                                  12/31/97       Open/Bond             583.56        7.37
108  Putnam High Yield Fund II; B                                  12/31/97       Open/Bond             835.82        7.38
109  Putnam High Yield Fund II; M                                  12/31/97       Open/Bond              38.77        7.38
110  Putnam High Yield Trust; A                                     2/14/78       Open/Bond           2,406.74       10.35
111  Putnam High Yield Trust; B                                      3/1/93       Open/Bond             550.00       10.31
112  Putnam High Yield Trust; M                                      7/3/95       Open/Bond              13.42       10.35
113  Putnam High Yield Trust; Y                                    12/30/98       Open/Bond              20.24       10.35
114  Putnam Health Sciences Trust; A                                5/28/82       Open/Equity         2,864.24       61.20
115  Putnam Health Sciences Trust; B                                 3/1/93       Open/Equity         2,079.32       58.43
116  Putnam Health Sciences Trust; M                                 7/3/95       Open/Equity            87.42       60.02
117  Putnam High Yield Municipal Trust                              5/25/89       Closed/Bond           184.56        8.33
118  Putnam Income Fund; A                                          11/1/54       Open/Bond           1,092.17        6.36
119  Putnam Income Fund; B                                           3/1/93       Open/Bond             442.86        6.33
120  Putnam Income Fund; M                                         12/14/94       Open/Bond           1,569.30        6.32
121  Putnam Income Fund; Y                                          2/12/94       Open/Bond             255.66        6.38
122  Putnam Intermediate U.S. Government Income Fund; A             2/16/93       Open/Bond             241.00        4.76
123  Putnam Intermediate U.S. Government Income Fund; B             2/16/93       Open/Bond             132.63        4.76
124  Putnam Intermediate U.S. Government Income Fund; M              4/3/95       Open/Bond              14.27        4.77
125  Putnam Intermediate U.S. Government Income Fund; Y             10/1/97       Open/Bond             114.25        4.75
126  Putnam International Fund                                     12/28/95       Open/Equity             6.61       13.83
127  Putnam International Growth and Income Fund;  A                 8/1/96       Open/Equity           527.79       12.17
128  Putnam International Growth and Income Fund;  B                 8/1/96       Open/Equity           484.17       12.05
129  Putnam International Growth and Income Fund; C                  2/1/99       Open/Equity            17.12       12.14
130  Putnam International Growth and Income Fund;  M                 8/1/96       Open/Equity            40.23       12.14
131  Putnam International Growth Fund; A                            2/28/91       Open/Equity         5,014.81       29.68
132  Putnam International Growth Fund; B                             6/1/94       Open/Equity         2,981.43       29.10
133  Putnam International Growth Fund; M                            12/1/94       Open/Equity           327.77       29.45
134  Putnam International Growth Fund; Y                            7/12/96       Open/Equity           677.92       29.79
135  Putnam International New Opportunities Fund; A                  1/3/95       Open/Equity         1,544.48       24.83
136  Putnam International New Opportunities Fund; B                 7/21/95       Open/Equity         1,695.10       24.08
137  Putnam International New Opportunities Fund; C                  2/1/99       Open/Equity            22.49       24.67
138  Putnam International New Opportunities Fund; M                 7/21/95       Open/Equity           136.31       24.37
139  Putnam International Voyager Fund;  A                         12/28/95       Open/Equity           520.82       25.70
140  Putnam International Voyager Fund;  B                         10/30/96       Open/Equity           394.95       25.39
141  Putnam International Voyager Fund;  M                         10/30/96       Open/Equity            43.00       25.52
142  Putnam Investment Grade Municipal Trust I                     10/26/89       Closed/Bond           220.80       10.50
143  Putnam Investment Grade Municipal Trust II                    11/27/92       Closed/Bond           166.70       12.48
144  Putnam Investment Grade Municipal Trust III                   11/29/93       Closed/Bond            48.31       12.06
145  Putnam Investors Fund 98                                       2/17/98       Open/Equity            13.47       26.29
146  Putnam Investors Fund; A                                       12/1/25       Open/Equity         7,903.08       19.15
147  Putnam Investors Fund; B                                        3/1/93       Open/Equity         4,195.93       18.22
148  Putnam Investors Fund; M                                       12/2/94       Open/Equity           264.26       18.73
149  Putnam Investors Fund; Y                                        1/7/97       Open/Equity         1,212.69       19.25
150  Putnam Latin America Fund                                      3/23/98       Open/Equity             2.50        8.63
151  Putnam Massachusetts Tax Exempt Income Fund; A                10/23/89       Open/Bond             266.92        8.80
152  Putnam Massachusetts Tax Exempt Income Fund; B                 7/15/93       Open/Bond             115.09        8.79
153  Putnam Massachusetts Tax Exempt Income Fund; M                 5/12/95       Open/Bond               5.03        8.80
154  Putnam Master Income Trust                                     4/29/88       Closed/Bond           413.09        7.78
155  Putnam Managed High Yield Trust                                6/25/93       Closed/Bond            88.32       11.77
156  Putnam Michigan Tax Exempt Income Fund; A                     10/23/89       Open/Bond             129.01        8.47
157  Putnam Michigan Tax Exempt Income Fund; B                      7/15/93       Open/Bond              41.51        8.46
158  Putnam Michigan Tax Exempt Income Fund; M                      4/17/95       Open/Bond               2.35        8.47
159  Putnam Mid-Cap Value Fund                                      11/1/99       Open/Balanced           3.25        8.98
160  Putnam Minnesota Tax Exempt Income Fund; A                    10/23/89       Open/Bond              90.81        8.41
161  Putnam Minnesota Tax Exempt Income Fund; B                     7/15/93       Open/Bond              47.50        8.39
162  Putnam Minnesota Tax Exempt Income Fund; M                      4/3/95       Open/Bond               2.21        8.41
163  Putnam Managed Municipal Income Trust                          2/24/89       Closed/Bond           400.15        8.58
164  Putnam Money Market Fund; A                                    10/1/76       Open/Bond           3,738.64        1.00
165  Putnam Money Market Fund; B                                    4/27/92       Open/Bond             968.19        1.00
166  Putnam Money Market Fund; C                                     2/1/99       Open/Bond              13.59        1.00
167  Putnam Money Market Fund; M                                    12/8/94       Open/Bond             123.55        1.00
168  Putnam Master Intermediate Income Trust                        4/29/88       Closed/Bond           757.30        7.56
169  Putnam Municipal Income Fund; A                                5/22/89       Open/Bond             734.03        8.51
170  Putnam Municipal Income Fund; B                                 1/4/93       Open/Bond             444.18        8.50
171  Putnam Municipal Income Fund; C                                 2/1/99       Open/Bond               8.36        8.50
172  Putnam Municipal Income Fund; M                                12/1/94       Open/Bond              14.02        8.50
173  Putnam Municipal Opportunities Trust                           5/28/93       Closed/Bond           202.09       12.51
174  Putnam New Opportunities Fund; A                               8/31/90       Open/Equity        17,962.52       90.95
175  Putnam New Opportunities Fund; B                                3/1/93       Open/Equity        11,892.98       85.99
176  Putnam New Opportunities Fund; M                               12/1/94       Open/Equity           713.40       88.37
177  Putnam New Opportunities Fund; Y                               7/19/94       Open/Equity         1,744.40       92.40
178  Putnam New Value Fund;  A                                       1/3/96       Open/Equity           350.04       11.86
179  Putnam New Value Fund;  B                                      2/26/96       Open/Equity           350.03       11.78
180  Putnam New Value Fund;  M                                      2/26/96       Open/Equity            32.36       11.83
181  Putnam New Jersey Tax Exempt Income Fund; A                    2/20/90       Open/Bond             187.99        8.56
182  Putnam New Jersey Tax Exempt Income Fund; B                     1/4/93       Open/Bond              90.61        8.56
183  Putnam New Jersey Tax Exempt Income Fund; M                     5/1/95       Open/Bond               0.93        8.56
184  Putnam New York Investment Grade Municipal Trust              11/27/92       Closed/Bond            36.54       12.83
185  Putnam New York Tax Exempt Income Fund; A                       9/2/83       Open/Bond           1,337.89        8.21
186  Putnam New York Tax Exempt Income Fund; B                       1/4/93       Open/Bond             188.74        8.20
187  Putnam New York Tax Exempt Income Fund; M                      4/10/95       Open/Bond               1.80        8.21
188  Putnam New York Tax Exempt Money Market Fund                  10/26/87       Open/Bond              40.33        1.00
189  Putnam New York Tax Exempt Opportunities Fund; A               11/7/90       Open/Bond             137.24        8.36
190  Putnam New York Tax Exempt Opportunities Fund; B                2/1/94       Open/Bond              62.76        8.36
191  Putnam New York Tax Exempt Opportunities Fund; M               2/10/95       Open/Bond               2.23        8.35
192  Putnam Ohio Tax Exempt Income Fund; A                         10/23/89       Open/Bond             164.26        8.37
193  Putnam Ohio Tax Exempt Income Fund; B                          7/15/93       Open/Bond              51.89        8.36
194  Putnam Ohio Tax Exempt Income Fund; M                           4/3/95       Open/Bond               1.72        8.37
195  Putnam OTC & Emerging Growth Fund; A                           11/1/82       Open/Equity         5,936.99       37.01
196  Putnam OTC & Emerging Growth Fund; B                           7/15/93       Open/Equity         2,716.06       34.88
197  Putnam OTC & Emerging Growth Fund; M                           12/2/94       Open/Equity           654.50       35.89
198  Putnam OTC & Emerging Growth Fund; Y                           7/12/96       Open/Equity           468.43       37.42
199  Putnam Pennsylvania Tax Exempt Income Fund; A                  7/21/89       Open/Bond             153.68        8.44
200  Putnam Pennsylvania Tax Exempt Income Fund; B                  7/15/93       Open/Bond              84.40        8.43
201  Putnam Pennsylvania Tax Exempt Income Fund; M                   7/3/95       Open/Bond               2.57        8.44
202  Putnam Preferred Income Fund; A                                 1/4/84       Open/Bond             102.92        8.33
203  Putnam Preferred Income Fund; M                                4/20/95       Open/Bond              10.28        8.31
204  Putnam Premier Income Trust                                  1995/2/29       Closed/Bond         1,053.48        7.47
205  Putnam Research Fund;  A                                       10/2/95       Open/Equity           680.81       18.25
206  Putnam Research Fund;  B                                       6/15/98       Open/Equity           720.61       18.02
207  Putnam Research Fund; C                                         2/1/99       Open/Equity            61.70       18.13
208  Putnam Research Fund;  M                                       6/15/98       Open/Equity            55.24       18.10
209  Putnam Small Cap Value Fund; A                                 4/12/99       Open/Equity            66.89        9.70
210  Putnam Small Cap Value Fund; B                                  5/3/99       Open/Equity            46.00        9.66
211  Putnam Strategic Income Fund; A                                2/19/95       Open/Bond              81.81        7.26
212  Putnam Strategic Income Fund; B                                2/19/96       Open/Bond             126.31        7.27
213  Putnam Strategic Income Fund; C                                 2/1/99       Open/Bond               6.25        7.29
214  Putnam Strategic Income Fund; M                                2/19/96       Open/Bond               8.43        7.26
215  Putnam Tax Smart Equity Fund; A                                 7/1/99       Open/Equity            83.50       10.36
216  Putnam Tax Smart Equity Fund; B                                10/1/99       Open/Equity            89.47       10.34
217  Putnam Tax Smart Equity Fund; C                                10/1/99       Open/Equity            21.62       10.34
218  Putnam Tax Exempt Income Fund; A                              12/31/76       Open/Bond           1,641.00        8.38
219  Putnam Tax Exempt Income Fund; B                                1/4/93       Open/Bond             209.40        8.38
220  Putnam Tax Exempt Income Fund; M                               2/16/95       Open/Bond               9.39        8.40
221  Putnam Tax Exempt Money Market Fund                           10/26/87       Open/Bond              95.22        1.00
222  Putnam Tax - Free Health Care Fund                             6/29/92       Closed/Bond           185.85       13.46
223  Putnam Tax - Free Income Trust Tax - Free High Yield Fund; A   9/20/93       Open/Bond           1,145.73       13.41
224  Putnam Tax - Free Income Trust Tax - Free High Yield Fund B     9/9/85       Open/Bond             551.61       13.43
225  Putnam Tax - Free Income Trust Tax - Free High Yield Fund C     2/1/99       Open/Bond               3.14       13.40
226  Putnam Tax - Free Income Trust Tax - Free High Yield Fund M   12/29/94       Open/Bond              20.29       13.41
227  Putnam Tax - Free Income Trust Tax - Free Insured Fund; A      9/30/93       Open/Bond             239.50       14.07
228  Putnam Tax - Free Income Trust Tax - Free Insured Fund; B       9/9/85       Open/Bond             286.52       14.08
229  Putnam Tax - Free Income Trust Tax - Free Insured Fund; M       6/1/95       Open/Bond               1.84       14.10
230  Putnam U.S. Core Fund                                           5/1/98       Open/Equity             4.53       11.86
231  Putnam U.S. Government Income Trust; A                          2/8/84       Open/Bond           1,935.18       12.34
232  Putnam U.S. Government Income Trust; B                         4/27/92       Open/Bond             929.45       12.28
233  Putnam U.S. Government Income Trust; M                          2/6/95       Open/Bond             118.72       12.32
234  Putnam U.S. Government Income Trust; Y                         4/11/94       Open/Bond              27.90       12.33
235  Putnam Utilities Growth and Income Fund; A                    11/19/90       Open/Balanced         980.80       12.56
236  Putnam Utilities Growth and Income Fund; B                     4/27/92       Open/Balanced         476.13       12.49
237  Putnam Utilities Growth and Income Fund; M                      3/1/95       Open/Balanced          12.88       12.54
238  Putnam Value Fund                                               5/1/98       Open/Balanced           2.19        8.40
239  Putnam Vista Fund; A                                            6/3/68       Open/Equity         5,240.35       17.46
240  Putnam Vista Fund; B                                            3/1/93       Open/Equity         2,420.95       16.29
241  Putnam Vista Fund; M                                           12/1/94       Open/Equity           207.73       16.88
242  Putnam Vista Fund; Y                                           3/28/95       Open/Equity           817.34       17.78
243  Putnam Voyager Fund II; A                                      4/14/93       Open/Equity         1,660.07       38.45
244  Putnam Voyager Fund II; B                                      10/2/95       Open/Equity         1,504.05       37.13
245  Putnam Voyager Fund II; C                                       2/1/99       Open/Equity            75.66       38.21
246  Putnam Voyager Fund II; M                                      10/2/95       Open/Equity           171.15       37.61
247  Putnam Voyager Fund; A                                          4/1/96       Open/Equity         24,363.39      30.96
248  Putnam Voyager Fund; B                                         4/27/92       Open/Equity         11,745.52      28.48
249  Putnam Voyager Fund; M                                         12/1/94       Open/Equity            558.06      30.01
250  Putnam Voyager Fund; Y                                          4/1/94       Open/Equity          3,894.20      31.60
251  Putnam VT Asia Pacific Growth Fund; IA                          5/1/95       Open/Equity            249.79      17.29
252  Putnam VT Asia Pacific Growth Fund; IB                         4/30/98       Open/Equity             5.84       17.25
253  Putnam VT Diversified Income Fund; IA                          9/15/93       Open/Bond             624.13        9.92
254  Putnam VT Diversified Income Fund; IB                           4/6/98       Open/Bond              23.08        9.90
255  Putnam VT  Global Asset Allocation Fund; IA                     2/1/88       Open/Balanced       1,001.68       19.60
256  Putnam VT  Global Asset Allocation Fund; IB                    4/30/98       Open/Balanced           6.61       19.60
257  Putnam VT George Putnam Fund; IA                               4/30/98       Open/Equity           276.49        9.98
258  Putnam VT George Putnam Fund; IB                               4/30/98       Open/Equity            38.46        9.98
259  Putnam VT Global Growth Fund; IA                                5/1/90       Open/Equity         3,090.97       30.49
260  Putnam VT Global Growth Fund; IB                               4/30/98       Open/Equity            28.90       30.41
261  Putnam VT Growth and Income Fund; IA                            2/1/88       Open/Balanced       9,572.04       26.80
262  Putnam VT Growth and Income Fund; IB                            4/6/98       Open/Balanced         161.53       26.75
263  Putnam VT High Yield Fund; IA                                   2/1/88       Open/Bond             964.83       11.09
264  Putnam VT High Yield Fund; IB                                  4/30/98       Open/Bond              17.58       11.08
265  Putnam VT Health and Sciences  Fund; IA                        4/30/98       Open/Equity           218.73       10.50
266  Putnam VT Health and Sciences  Fund; IB                        4/30/98       Open/Equity            20.06       10.49
267  Putnam VT Income  Fund; IA                                      2/1/88       Open/Bond             937.78       12.52
268  Putnam VT Income  Fund; IB                                     4/30/98       Open/Bond              18.06       12.51
269  Putnam VT International Growth and Income; IA                   1/1/97       Open/Balanced         387.24       15.25
270  Putnam VT International Growth and Income; IB                   4/6/98       Open/Balanced          10.65       15.22
271  Putnam VT International New Opportunities Fund; IA              1/1/97       Open/Equity           329.68       23.31
272  Putnam VT International New Opportunities Fund; IB             4/30/98       Open/Equity            32.75       23.28
273  Putnam VT International Growth Fund; IA                         1/1/97       Open/Equity           624.44       21.66
274  Putnam VT International Growth Fund; IB                        4/30/98       Open/Equity            39.82       21.63
275  Putnam VT Investors  Fund; IA                                  4/30/98       Open/Equity           865.72       15.16
276  Putnam VT Investors  Fund; IB                                  4/30/98       Open/Equity           101.68       15.13
277  Putnam VT Money Market Fund; IA                                 2/1/88       Open/Bond             816.03        1.00
278  Putnam VT Money Market Fund; IB                                4/30/98       Open/Bond              42.95        1.00
279  Putnam VT New Opportunities Fund; IA                            5/2/94       Open/Equity         6,430.19       43.54
280  Putnam VT New Opportunities Fund; IB                           4/30/98       Open/Equity            62.72       43.44
281  Putnam VT New Value Fund; IA                                    1/2/97       Open/Equity           249.16       11.86
282  Putnam VT New Value Fund; IB                                   4/30/98       Open/Equity             9.47       11.85
283  Putnam VT OTC & Emerging Growth Fund; IA                       4/30/98       Open/Equity           205.79       22.79
284  Putnam VT OTC & Emerging Growth Fund; IB                       4/30/98       Open/Equity            24.08       22.76
285  Putnam VT Research; IA                                         10/1/98       Open/Equity           133.59       14.69
286  Putnam VT Research; IB                                         10/1/98       Open/Equity            26.14       14.67
287  Putnam VT Small Cap Value Fund; IA                             4/30/99       Open/Equity            12.19       10.31
288  Putnam VT Small Cap Value Fund; IB                             4/30/99       Open/Equity             6.35       10.30
289  Putnam VT Utilities Growth and Income Fund; IA                  5/1/92       Open/Balanced         946.28       16.97
290  Putnam VT Utilities Growth and Income Fund; IB                 4/30/98       Open/Balanced          11.34       16.95
291  Putnam VT Vista Fund; IA                                        1/2/97       Open/Equity           543.64       20.68
292  Putnam VT Vista Fund; IB                                       4/30/98       Open/Equity            37.12       20.65
293  Putnam VT Voyager Fund; IA                                      2/1/88       Open/Equity         9,136.97       66.25
294  Putnam VT Voyager Fund; IB                                     4/30/98       Open/Equity           155.29       66.11
295  Putnam Worldwide Equity Fund                                    5/6/98       Open/Equity            18.27       32.74
-------------------------------------------------------------------------------------------------------------------------------




J) Miscellaneous

1. Election and Removal of Directors

Directors of Investment Management Company are elected to office or removed from office by vote of either stockholders or directors, in accordance with Articles of Organization and By-Laws of Investment Management Company.

2. Results of operations

Officers are elected by the Board of Directors. The Board of Directors may remove any officer without cause.

3. Supervision by SEC of Changes in Directors and Certain Officers

Putnam files certain reports with the SEC in accordance with Sections 203 and 204 of the Investment Advisers Act of 1940, which reports list and provide certain information relating to directors and officers of Investment Management Company.

4. Amendment to the Articles of Organization, Transfer of Business and Other Important Matters.

a. Articles of Organization of Investment Management Company may be amended, under the General Corporation Law of The Commonwealth of Massachusetts, by appropriate shareholders' vote.

b. Under the General Corporation Law of The Commonwealth of Massachusetts, transfer of business requires a vote of 2/3 of the stockholders entitled to vote thereon.

c. Investment Management Company has no direct subsidiaries.

5. Litigation, etc.

There are no known facts, such as legal proceedings, which are expected to materially affect the Fund and/or Investment Management Company within the six-month period preceding the filing of this Registration Statement.

III. OUTLINE OF THE OTHER RELATED COMPANIES

(A) Putnam Fiduciary Trust Company (the Transfer Agent, Shareholder Service Agent and Custodian)

(1) Amount of Capital

U.S.$44,658,297 (approximately (YEN) 4.6 billion) as of the end of December,
1999

(2) Description of Business

Putnam Fiduciary Trust Company is a Massachusetts trust company and is a wholly-owned subsidiary of Putnam Investments, Inc., parent of Putnam. Putnam Fiduciary Trust Company has been providing paying agent and shareholder service agent services to mutual funds, including the Fund, since its inception, and custody services since 1990.

(3) Outline of Business Relationship with the Fund

Putnam Fiduciary Trust Company provides transfer agent services, shareholder services and custody services to the Fund.

(B) Putnam Mutual Funds Corp. (the Principal Underwriter)

(1) Amount of Capital

U.S.$98,565,791 (approximately (YEN) (10.1) billion) as of the end of December, 1999

(2) Description of Business

Putnam Mutual Funds Corp. is the Principal Underwriter of the shares of Putnam Funds including the Fund.

(3) Outline of Business Relationship with the Fund

Putnam Mutual Funds Corp. provides marketing services to the Fund.

(C) Sakura Friend Securities Co., Ltd. (Distributor in Japan and Agent
    Company)

(1) Amount of Capital

(YEN) 26.139 billion as of April 1, 2000

(2) Description of Business

Yamatane Securities Co., Ltd., a diversified securities company in Japan from its establishment in 1933, and Shineiishino Securities Co., Ltd. have merged from April 1, 2000 and changed its company name to "Sakura Friend Securities Co., Ltd.". Sakura Friend Securities Co., Ltd. engages the fund units for the investment trust funds of Dai-Ichi Kangyo Asset Management Co., Ltd., Sakura Investment Trust Management Co., Ltd., Nissei Investment Trust Management Co., Ltd., NCG Investment Trust Management Co., Ltd., Nomura Asset Management Co., Ltd., Goldman Sachs Investment Trust Management Co., Ltd., and Daiwa Asset Management Co., Ltd. etc.. It acts as the Agent Company and engages in handling the sales and repurchase for Putnam Europe Growth Fund, Priton Fund (Japan) and Euro Currency Open and also engages in handling the sales and repurchase for Nomura Global Select Trust.

(3) Outline of Business Relationship with the Fund

The Company acts as a Distributor in Japan and Agent Company for the Fund in connection with the offering of shares in Japan.

(D) Capital Relationships

100% of the shares of Putnam Investment Management, Inc. are held by Putnam Investments, Inc.

(E) Interlocking Directors and Auditors




Names and functions of officers of the Fund who also are officers of the related companies are as follows:

                                                             (as of the filing date)
--------------------------------------------------------------------------------------
Name of                                      Investment           Transfer Agent and
Officer or                                   Management           Shareholder Service
Trustee                    Fund              Company              Agent
--------------------------------------------------------------------------------------
George Putnam              Chairman and      Chairman and         None
                           Trustee           Director
--------------------------------------------------------------------------------------
Charles E. Porter          Executive Vice    Managing Director    None
                           President
--------------------------------------------------------------------------------------
Patricia C. Flaherty       Senior Vice       Senior Vice          None
                           President         President
--------------------------------------------------------------------------------------
Lawrence J. Lasser         Trustee and       President and        None
                           Vice President    CEO
--------------------------------------------------------------------------------------
Gordon H. Silver           Vice President    Senior Managing      Director
                                             Director
--------------------------------------------------------------------------------------
Ian C. Ferguson            Vice President    Senior Managing      None
                                             Director
--------------------------------------------------------------------------------------
Brett C. Browchuk          Vice President    Managing Director    None
--------------------------------------------------------------------------------------
Edward H. D'Alelio         Vice President    Managing Director    None
--------------------------------------------------------------------------------------
John R. Verani             Vice President    Senior Vice          None
                                             President
--------------------------------------------------------------------------------------
Steven Oristaglio          Vice President    Managing Director    None
--------------------------------------------------------------------------------------
Jennifer Leichter          Vice President    Managing Director    None
--------------------------------------------------------------------------------------
D. William Kohli           Vice President    Managing Director    None
--------------------------------------------------------------------------------------
David L. Waldman           Vice President    Managing Director    None
--------------------------------------------------------------------------------------
Jeffrey A. Kaufman         Vice President    Senior Vice          None
                                             President
--------------------------------------------------------------------------------------




IV. FINANCIAL CONDITION OF THE FUND

1. FINANCIAL STATEMENTS


Financial highlights

The financial highlights table is intended to help investors understand the Fund's recent financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.
This information has been derived from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP. Financial statements included in the Fund's annual report to shareholders for the 1999 fiscal year are presented in their entirety in this SRS. The Fund's annual report is available without charge upon request.

Financial highlights (for a share outstanding throughout the period)

Class M

                                                                                For the period
                                                                                 Dec. 1, 1994+
                                          Year ended September 30                 to Sept. 30
                              -----------------------------------------------------------------
                              1999         1998           1997          1996          1995
Net asset value,
beginning of period           $11.62       $12.67         $12.27        $11.97         $11.34
-----------------------------------------------------------------------------------------------
Investment operations
Net investment income            .87 (c)      .96 (c)        .82 (c)       .86            .78
-----------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments      (.86)       (1.18)           .43           .31            .63
-----------------------------------------------------------------------------------------------
Total from
investment operations            .01         (.22)          1.25          1.17           1.41
-----------------------------------------------------------------------------------------------
Less distributions:
From net investment income      (.87)        (.67)          (.85)         (.87)          (.65)
-----------------------------------------------------------------------------------------------
In excess of net
investment income               (.02)          --             --            --             --
-----------------------------------------------------------------------------------------------
From net realized gain
on investments                    --         (.16)            --            --             --
-----------------------------------------------------------------------------------------------
From return of capital          (.01)          --             --            --           (.13)
-----------------------------------------------------------------------------------------------
Total distributions             (.90)        (.83)          (.85)         (.87)          (.78)
-----------------------------------------------------------------------------------------------
Net asset value,
end of period                 $10.73       $11.62         $12.67        $12.27         $11.97
-----------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)        .09        (1.97)         10.59         10.12          12.90 *
-----------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)            $1,066,821   $1,019,477       $513,351       $46,327        $14,751
-----------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)       1.19         1.22           1.24          1.28           1.07 *
-----------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)       7.81         7.69           6.88          7.09           6.30 *
-----------------------------------------------------------------------------------------------
Portfolio turnover (%)        142.29       188.75         250.93        304.39         235.88
-----------------------------------------------------------------------------------------------

+ Commencement of operations.

* Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements.

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



[The following financial documents are omitted here.]

[In Japanese version, the following financial documents and Japanese translations thereof are incorporated here.]

Statement of assets and liabilities, September 30, 1999
Statement of operations, Year ended September 30, 1999
Statement of changes in net assets, Year ended September 30, 1999 Financial highlights (For a share outstanding throughout the period) Notes to financial statements, September 30, 1999
The fund's Portfolio, September 30, 1999
Statement of assets and liabilities, September 30, 1998
Statement of operations, Year ended September 30, 1998
Statement of changes in net assets, Year ended September 30, 1998 Financial highlights (For a share outstanding throughout the period) Notes to financial statements, September 30, 1998

2. CONDITION OF THE FUND




(a) Statement of Net Assets

                                                (As of the end of December 1999)
-----------------------------------------------------------------------------------
                                          $                           YEN
-----------------------------------------------------------------------------------
                                                                (in thousands)
-----------------------------------------------------------------------------------
a. Total Assets                     5,219,190,369                 534,445,094
-----------------------------------------------------------------------------------
b. Total Liabilities                1,049,069,055                 107,424,671
-----------------------------------------------------------------------------------
c. Total Net Assets                 4,170,121,314                 427,020,423
-----------------------------------------------------------------------------------
             (a-b)
-----------------------------------------------------------------------------------
d. Total Number of Shares
-----------------------------------------------------------------------------------
   Outstanding
-----------------------------------------------------------------------------------
                             Class A. 133,379,560      Shares
-----------------------------------------------------------------------------------
                             Class B. 152,395,161      Shares
-----------------------------------------------------------------------------------
                             Class C.     721,705      Shares
-----------------------------------------------------------------------------------
                             Class M. 100,522,048      Shares
-----------------------------------------------------------------------------------
                             Class Y.   1,307,697      Shares
-----------------------------------------------------------------------------------
e. Net Asset Value
-----------------------------------------------------------------------------------
   per Share (c/d)
-----------------------------------------------------------------------------------
                             Class A.      $10.77                  (YEN)1,103
-----------------------------------------------------------------------------------
                             Class B.      $10.72                  (YEN)1,098
-----------------------------------------------------------------------------------
                             Class C.      $10.75                  (YEN)1,101
-----------------------------------------------------------------------------------
                             Class M.      $10.73                  (YEN)1,099
-----------------------------------------------------------------------------------
                             Class Y.      $10.78                  (YEN)1,104
-----------------------------------------------------------------------------------





(b) Names of Major Portfolio Holdings other than Equity Shares (Top 30 Holdings)

                                                                      Par Value            U.S. Dollar
                                                                 -------------------------------------------
                             Kind of                    Interest                    Acquisition  Current    Investment
Name of Securities            Issue        Maturity      Rate (%)  (1,000) currency    Cost       Value      Ratio (%)
----------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury Note     U.S. Government    2004         5 1/4    166,390    USD    162,346,288   159,396,628     3.8

2. U.S. Treasury Note     U.S. Government    2009         6        188,200    USD    115,756,009   114,506,250     2.7

3. U.S. Treasury Note     U.S. Government    2004         6         93,675    USD     93,404,388    92,210,860     2.2

4. Australia
   (Government of)        Foreign Bonds      2008         8 3/4    107,585    AUD    126,208,355    78,610,692     1.9

5. Germany (Federal
   Republic of)           Foreign Bonds      2004         4 1/8     76,200    EUR     75,220,341    74,587,456     1.8

6. United Kingdom
   Treasury               Foreign Bonds      2000         8         45,395    GBP     47,898,816    74,467,715

7. Sweden (Government of) Foreign Bonds      2014         6 3/4    582,800    SEK    669,133,116     73,830,698    1.8

8. Brazil (Federal
   Republic of)           Brady Bond         2014         8         92,950    USD     65,150,952     69,833,398    1.7

9. Canada (Government of) Foreign Bonds      2029         5 3/4     86,570    CAD     87,987,165     56,190,049    1.3

10. GNMA                  U.S. Government    2022-2026    7 1/2     56,578    USD     57,760,521     56,135,807    1.3

11. U.S. Treasury Bonds   U.S. Government    2029         6 1/8     58,510    USD     56,346,903     55,776,413    1.3

12. FHLMC                 U.S. Government    2000         5.73      50,000    USD     49,747,917     49,770,833    1.2

13. United Mexican Sates  Brady Bond         2009         10 3/8    44,077    USD     43,479,754     46,787,736    1.1

14. Argentina (Republic
    of)                   Foreign Bonds      2009         11 3/4    45,260    USD     46,334,925     45,260,000    1.1

15. Criimi Mae Commercial
    Mortgage Trust
    Ser. 98-C1, Class A2  CMO                2011         7         52,200    USD     50,674,781     43,611,469    1.0

16. United Mexican
    States Brady          Bond               2019         6 1/4     47,500    USD     40,731,250     37,406,250    0.9

17. UBS Finance Corp.     Short Term         2000         3 1/2     36,000    USD     65,985,000      35,985,00    0.9

18. GNMA                  U.S. Government    2024-2027    8         32,074    USD     33,284,608     32,394,916    0.8

19. Brazil (Federal
    Republic of)          Foreign Bonds      2009         14 1/2    27,638    USD     24,290,382     30,645,014    0.7

20. Federal National
    Mortgage              Short Term         2000         5.57      30,000    USD     29,531,192     29,910,703    0.7

21. Federal Home Loan
    Banks                 Short Term         2000         5.74      30,000    USD     29,779,967     29,779,967    0.7

22. Bulgaria (Government
    of)                   Brady Bond         2012         2 1/4     41,115    USD     27,074,925     29,500,013    0.7

23. United Kingdom
    Treasury              Foreign Bonds      2003         10        13,975    GBP     15,735,850     25,227,803    0.6

24. Financing Corp.       CMO                2023         6 1/2     28,229    USD     26,399,200     23,429,924    0.6

25. United Kingdom
    Treasury              Foreign Bonds      2002         9 3/4     11,245    GBP     12,359,379     19,572,974    0.5

26. FHLMC                 U.S. Government    2017-2028    7 1/2     18,863    USD     19,439,263     18,668,388    0.4

27. Venezuela (Republic)  Brady Bond         2020         6 3/4     26,425    USD     22,263,063     17,969,000    0.4

28. Midland Funding II
    Corp.                 Corporate Bonds    2005         11 3/4    16,170    USD     16,476,680     17,461,175    0.4

29. United Mexico states  Foreign Bonds      2005         9 3/4     16,780    USD     16,773,959     17,409,250    0.4

30. Millicom International
    Cellular S.A.
    (Luxembourg)          Corporate Bonds    2006         13 1/2    20,070    USD     11,457,135     16,557,750    0.4
----------------------------------------------------------------------------------------------------------------------



V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

[Omitted, in Japanese version, financial statements of the Investment Management Company and Japanese translations thereof are incorporated here.]

[Financial Highlights will appear in this section and, in the Japanese prospectus, at the beginning of such prospectus as summary of the prospectus.]

VI. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT TRUST SECURITIES

1. Transfer of the Shares

The transfer agent for the registered share certificates is Putnam Fiduciary Trust Company, P.O.Box 41203, Providence, RI 02940-1203,
U. S. A.

The Japanese investors who entrust the custody of their shares to Distributor or Sales Handling Company shall have their shares transferred under the responsibility of such company, and the other investors shall make their own arrangements.

No fee is chargeable for the transfer of shares.

2. The Closing Period of the Shareholders' Book

No provision is made.

3. There are no annual shareholders' meetings. Special shareholders' meeting may be held from time to time as required by the Agreement and Declaration of Trust and the Investment Company Act of 1940.

4. No special privilege is granted to Shareholders.

The acquisition of Shares by any person may be restricted.

VII. REFERENCE INFORMATION

The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF.

   June 29, 1999:        Semi-annual Report (during the Fifth term)
                         Amendment to Securities Registration Statement
   July 9, 1999:         Amendment to Securities Registration Statement





                                                                 [Final]

[Translation]

SECURITIES REGISTRATION STATEMENT
for NAV Sale

Annual Securities Report

(the Fifth Term)
From:  October 1, 1998
To:  September 30, 1999

AMENDMENT TO SECURITIES REGISTRATION STATEMENT

PUTNAM DIVERSIFIED INCOME TRUST

                                                                 [Final]

[Translation]

SECURITIES REGISTRATION STATEMENT
for NAV Sale

PUTNAM DIVERSIFIED INCOME TRUST

SECURITIES REGISTRATION STATEMENT

To:  Director of Kanto Local Finance Bureau

                               Filing Date of SRS:      February 4, 2000
                               (As amended on February 15, 2000)
                               (As amended on April 3, 2000)

Name of the Registrant Trust:          PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title                Charles E. Porter
of Representative:                     Executive Vice President

Address of Principal Office:           One Post Office Square
                                       Boston, Massachusetts 02109
                                       U. S. A.

Name and Title of Registration Agent:  Harume Nakano
                                       Attorney-at-Law
                                       Signature [Harume Nakano]
                                       (Seal)
                                       Ken Miura
                                       Attorney-at-Law
                                       Signature [Ken Miura]
                                       (Seal)

Address or Place of Business           Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Name of Liaison Contact:               Harume Nakano
                                       Ken Miura
                                       Attorneys-at-Law

Place of Liaison Contact:              Hamada & Matsumoto
                                       Kasumigaseki Building, 25th Floor
                                       2-5, Kasumigaseki 3-chome
                                       Chiyoda-ku, Tokyo

Phone Number:                          03-3580-3377

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public         PUTNAM DIVERSIFIED INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of           Up to 1 billion Class M Shares
Foreign Investment Fund Securities     Up to the total amount obtained by
to be Publicly Offered or Sold:        aggregating the respective net asset
                                       value per Class M Share in respect
                                       of 1 billion Class M Shares
                                       (The Maximum amount expected to be
                                       sold is 10.73 billion U.S. dollars
                                       (approximately (YEN)1,098.8 billion)).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S. $l.00=(YEN)102.40 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of December, 1999 (U.S.$10.73) by 1 billion Class M Shares for convenience.

Places where a copy of this Securities Registration
Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Securities Registration Statement in Japanese is 8 including front and back pages.)

C O N T E N T S

                                              Japanese          This
                                              Original         English
                                                              Translation

PART I. INFORMATION CONCERNING SECURITIES         1                1

PART II. INFORMATION CONCERNING ISSUER            5                7

I. DESCRIPTION OF THE FUND                        5                7

II. OUTLINE OF THE TRUST                          5                7

III. OUTLINE OF THE OTHER RELATED COMPANIES       5                7

IV. FINANCIAL CONDITION OF THE FUND               5                7

V. SUMMARY OF INFORMATION CONCERNING
FOREIGN INVESTMENT FUND SECURITIES                5                7

VI. MISCELLANEOUS                                 5                7

PART III. SPECIAL INFORMATION                     7                9

I. OUTLINE OF THE SYSTEM OF INVESTMENT
TRUSTS IN MASSACHUSETTS                           7                9

II. FINANCIAL CONDITIONS OF THE INVESTMENT
MANAGEMENT COMPANY                               13               17

III. FORM OF FOREIGN INVESTMENT
FUND SECURITIES                                  13               17


PART I. INFORMATION CONCERNING SECURITIES

1. NAME OF FUND:                    PUTNAM DIVERSIFIED INCOME TRUST
                                    (hereinafter referred to as the "Fund")

2. NATURE OF FOREIGN                Five classes of shares (Class A shares,
   INVESTMENT FUND                  Class B shares, Class C shares,
   SECURITIES CERTIFICATES:         Class M shares and Class Y shares)

                                    Registered share certificate without
                                    par value In Japan, Class M shares
                                    (hereinafter referred to as the "Shares") are for public offering. No rating has been acquired.

3. NUMBER OF SHARES TO              Up to 1 billion Shares
   BE OFFERED FOR SALE
   (IN JAPAN)

4. TOTAL AMOUNT OF                  Up to the total amount obtained by
   OFFERING PRICE:                  aggregating the respective net asset
                                    value per Share in respect of
                                    1 billion Shares
                                    (The maximum amount expected to be
                                    sold is 10.73 billion U.S. dollars
                                    (approximately (YEN)1,098.8 billion)).

Note 1: The maximum amount expected to be sold is the amount calculated, for convenience, by multiplying the net asset value per Share as of the end of December, 1999 ($10.73) by the number of Shares to be offered (1 billion).

Note 2: Dollar amount is translated for convenience at the rate of $1.00=(YEN)102.40 (the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1999). The same applies hereinafter.

Note 3: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

5. ISSUE PRICE:                     The Net Asset Value per Share next
                                    calculated on a Fund Business Day
                                    after the application for purchase
                                    is received by the Fund.

Note: A "Fund Business Day" means a day on which the New York Stock
      Exchange is open for business.

6. SALES CHARGE:                    Subscription charge applicable in
                                    Japan shall be 3.25% of the Net Asset
                                    Value.  (0.25% of the Net Asset Value
                                    divided by (1-0.0325) and rounded to
                                    the nearest in the three decimal places
                                    shall be retained by Putnam Mutual Funds
                                    Corp. as the Fund's Principal
                                    Underwriter.) A lower subscription
                                    charge will be applied to purchases
                                    of $50,000 or more.

7. MINIMUM AMOUNT OR                The minimum amount for purchase of
   NUMBER OF SHARES                 Shares is 300 shares and in integral
   FOR SUBSCRIPTION:                multiples of 10 shares.

8. PERIOD OF SUBSCRIPTION:          From: 22nd February, 2000 (Tuesday)
                                    To:   21st February, 2001 (Wednesday)
                                    Provided that the subscription is
                                    handled only on a Fund Business Day
                                    and a business day when securities
                                    companies are open for business
                                    in Japan.

9. DEPOSIT FOR SUBSCRIPTION:        None.

10. PLACE OF SUBSCRIPTION:          Sakura Friend Securities Co., Ltd.
                                    (hereinafter referred to as "Sakura
                                    Friend" or "Distributor")
                                    7-12, Nihonbashi-Kabuto-cho,
                                    Chuo-ku, Tokyo
                                    The Sakura Bank, Limited
                                    3-1, Kudanminami 1-chome,
                                    Chiyoda-ku, Tokyo

Note: The subscription is handled at the head office and the branch offices in Japan of each of the above-mentioned companies.

11. DATE AND PLACE                  Investors shall pay the Issue Price
    OF PAYMENT:                     and Sales Charge to Sakura Friend
                                    within 4 business days in Japan from
                                    the day when Sakura Friend confirms
                                    the execution of the order (the "Trade
                                    Day") (see page 16 of the Annual
                                    Securities Report set forth below).

                                    The total issue price for each
                                    Application Day will be transferred
                                    by Sakura Friend to the account of
                                    the Fund at Putnam Fiduciary Trust
                                    Company, the transfer agent, within 4
                                    Fund Business Days (hereinafter
                                    referred to as "Payment Date") from
                                    (and including) the Application Day.

12. OUTLINE OF UNDERWRITING, ETC.:

(A) Sakura Friend undertakes to make a public offering of Shares in accordance with an agreement dated 19th May, 1997 with Putnam Mutual Funds Corp. in connection with the sale of the Shares in Japan.

(B) During the public offering period, Sakura Friend will execute or forward the purchase orders and repurchase requests of the Shares received directly or indirectly through other Sales Handling Companies (the "Sales Handling Companies") to the Fund.

Note: Sales Handling Company means a securities agent company and/or registration agent financial institution which shall conclude the agreement with a distributor concerning agency business of units of the Fund, act as agent for a distributor for subscription or redemption of units of the Fund from investors and handle the business, etc. concerning receipt of subscription money from investors or payment of redemption proceeds to investors, etc.

(C) The Fund has appointed Sakura Friend as the Agent Company in Japan.

Note: "The Agent Company" shall mean a financial institution which, under a contract made with a foreign issuer or a local underwriter of investment securities, makes public the net asset value per Share and submits or forwards the financial reports or other documents to the Japan Securities Dealers Association ("JSDA") and the Distributor or Sales Handling Companies rendering such other services.

13. MISCELLANEOUS:

(A) Method of Subscription:

Distributor or Sales Handling Company shall provide to the investors a Contract Concerning a Foreign Securities Transactions Account and other prescribed contracts ("Account Contract") and the investors submit to the Distributor or Sales Handling Company an application for requesting the opening of a transactions account under the Contract. The subscription amount shall be paid in yen in principal and the yen exchange rate shall be the exchange rate which shall be based on the foreign exchange rate quoted in the Tokyo Foreign Exchange Market on the Trade Day of each subscription and which shall be determined by such Distributor or Sales Handling Company.

The subscription amount shall be paid in dollars to the account of the Fund with Putnam Fiduciary Trust Company as transfer agent for the Fund by Sakura Friend on the Payment Date.

(B) PERFORMANCE INFORMATION

The following information provides some indication of the Fund's risks. The chart shows year-to-year changes in the performance of the Fund's class M shares. The table following the chart compares the Fund's performance to that of three broad measures of market performance. Of course, a fund's past performance is not an indication of future performance.

[GRAPHIC OMITTED: vertical bar chart CALENDAR YEAR TOTAL RETURNS FOR CLASS M SHARES]

Calendar Year Total Returns for class M shares

1990         4.68

1991        23.31

1992        11.96

1993        15.52

1994        -5.82

1995        18.50

1996         8.53

1997         7.87

1998        -2.12

1999         1.85


Performance figures in the bar chart do not reflect the impact of sales charges. If they did, performance would be less than that shown. During the periods shown in the bar chart, the highest return for a quarter was 6.91% (quarter ending 03/ 31 / 91 ) and the lowest return for a quarter was -5.35% (quarter ending 09 / 30 / 98 ).

Performance of class M shares shown in the bar chart and in the table following the chart, for periods prior to their inception on 12/1/94, is derived from the historical performance of the Fund's class A shares (not offered in Japan), adjusted to reflect the higher operating expenses of class M shares and, in the table only, the appropriate sales charge.

Average Annual Total Returns (for periods ending 12/31/99)
--------------------------------------------------------------------------
                               Past 1 year   Past 5 years   Past 10 years
--------------------------------------------------------------------------
Class M                          -1.42%        5.99%         7.72%
--------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index                       -0.82%        7.73%         7.70%
--------------------------------------------------------------------------
Salomon Brothers
Non-U.S. World Government
Bond Index                       -5.07%        5.90%         8.60%
--------------------------------------------------------------------------
First Boston High Yield
Bond Index                        3.28%        9.08%        11.06%
--------------------------------------------------------------------------

Unlike the bar chart, this performance information reflects the impact of the current maximum initial sales charge. The Fund's performance through 12/31/91 benefited from Putnam Management's agreement to limit the Fund's expenses. The Fund's performance is compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index that is frequently used as a broad market measure for fixed-income securities, the Salomon Brothers Non-U.S. World Government Bond Index, an unmanaged index of bonds issued by 10 countries, excluding the United States, and the First Boston High Yield Bond Index an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds.

(C) FEES AND EXPENSES

This table summarizes the fees and expenses investors may pay if they invest in the Fund. Expenses are based on the Fund's last fiscal year.

Shareholder Fees
-------------------------------------------------------------------------------
                                                               Class M Shares
-------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of the offering price)                            3.25%
-------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a percentage of
the original purchase price or redemption proceeds,
whichever is lower)                                                NONE
-------------------------------------------------------------------------------

Annual Operating Expenses (expenses that are deducted from fund assets)
-------------------------------------------------------------------------------
                Management    Distribution      Other         Total Annual Fund
-------------------------------------------------------------------------------
Class M           0.54%         0.50%           0.15%              1.19%
-------------------------------------------------------------------------------

(D) EXAMPLE

This example translates the expenses shown in the preceding table into dollar amounts. By doing this, investors can more easily compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that investors invest $10,000 in the Fund for the time periods shown and then redeem all shares at the end of those periods. It also assumes a 5% return on investor's investment each year and that the Fund's operating expenses remain the same. The example is hypothetical; actual costs and returns may be higher or lower.

-------------------------------------------------------------------------------
                    1 year       3 years      5 years   10 years
-------------------------------------------------------------------------------
Class M              $442         $691        $958       $1,721
-------------------------------------------------------------------------------

(E) Offerings other than in Japan:

Shares are simultaneously offered in the United States of America.

PART II. INFORMATION CONCERNING ISSUER

I. DESCRIPTION OF THE FUND

The description in this item is same as the description in I. DESCRIPTION OF THE FUND of the Securities Report set forth below (the Securities Report mentioned below, from page 1 to page 26)

II. OUTLINE OF THE TRUST

The description in this item is same as the description in II. OUTLINE OF THE TRUST of the Securities Report set forth below (Ditto, from page 27 to page 58)

III. OUTLINE OF THE OTHER RELATED COMPANIES

The description in this item is same as the description in III. OUTLINE OF THE OTHER RELATED COMPANIES of the Securities Report set forth below (Ditto, from page 59 to page 60)

IV. FINANCIAL CONDITION OF THE FUND

The description in this item is same as the description in IV. FINANCIAL CONDITION OF THE FUND of the Securities Report set forth below (Ditto, from page 61 to page 180)

V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES

The description in this item is same as the description in V. SUMMARY OF INFORMATION CONCERNING FOREIGN INVESTMENT FUND SECURITIES of the Securities Report set forth below (Ditto, page 200)

VI. MISCELLANEOUS

(1) The following documents in connection with the Fund were filed with Director of Kanto Local Finance Bureau of MOF.

    June 29, 1999:        Semi-annual Report (during the Fifth term)
                          Amendment to Securities Registration Statement
    July 9, 1999:         Amendment to Securities Registration Statement

(2) The ornamental design is used in cover page of the Japanese Prospectus.

(3) The following must be set forth in the Prospectus.

Outline of the Prospectus will be included at the beginning of the Prospectus, summarizing the content of Part I., Information on the securities, "I. Descriptions of the Fund", "III. Outline of Other Related Companies" and "IV. Finanacial Condition of the Fund" in Part II,
Information on the Issuer, of the SRS.

(4) Summarized Preliminary Prospectus will be used.

Attached document (Summarized Preliminary Prospectus) will be used pursuant to the below, to the extent permitted by applicable law, as the document (Summarized Preliminary Prospectus) as set forth at Item 1.(1)(b), of
Article 12 of the Ordinance Concerning the Disclosure of the Content, etc. of the Specified Securities.

(a) The content of the summarized Preliminary Prospectus may be publicized by leaflets, pamphlets, direct mails (post cards and mails in envelopes) or at newspapers, magazines, internet and other books.

(b) The layout, quality of papers, printing colour, design etc. of the Summarized Preliminary Prospectus may vary depending on manner of usage. Graphs and photos, illustrations and words (catch copies) set forth in the attached may be used.

(c) For information of the Fund's achievements, the changes of the total net asset value, the changes of the net asset value per share and the fluctuation rates since the establishment of the Fund or for the latest 3 months, 6 months, one year, two years, three years or five years and the likes, the achievements of past distributions, the continuous changes of sum of the net asset value and the achievements of past distributions, may be set out in the figures or graphs. Such information regarding the Fund's achievement may be converted into and presented in yen and the latest information available at anytime after the filing of the Securities Registration Statement and the same information represented in the form of tables or graphs may be set forth. Further, Account Contract and the associated bylaws in relation to the subscription and payment, etc., of the Distributor or Sales Handling companies may be presented.

(d) An example of dividend receivable corresponding to a certain amount of purchase may be mentioned on the basis of historical performance of the Fund. Such amount of dividend and purchase may be converted to Japanese yen and may be described as well.

(e) An example of delivery amount corresponding to a certain number of shares applied may be mentioned on the basis of the historical Net Asset Value. Such amount of delivery may be converted to Japanese yen and may be described as well.

PART III. SPECIAL INFORMATION

I. OUTLINE OF THE SYSTEM OF INVESTMENT TRUSTS IN MASSACHUSETTS

Below is an outline of certain general information about open-end U.S. investment companies. This outline is not intended to provide comprehensive information about such investment companies or the various laws, rules or regulations applicable to them, but provides only a brief summary of certain information which may be of interest to investors. The discussion below is qualified in its entity by the complete registration statement of the Fund and the full text of any referenced statutes and regulations.

I. Massachusetts Business Trusts

A. General Information

Many investment companies are organized as Massachusetts business trusts. A Massachusetts business trust is organized pursuant to a declaration of trust, setting out the general rights and obligations of the shareholders, trustees, and other related parties. Generally, the trustees of the trust oversee its business, and its officers and agents manage its day-to-day affairs.

Chapter 182 of the Massachusetts General Laws applies to certain "voluntary associations", including many Massachusetts business trusts. Chapter 182 provides for, among other things, the filing of the declaration of trust with the Secretary of State of the Commonwealth of Massachusetts and the filing by the trust of an annual statement regarding, among other things, the number of its shares outstanding and the names and addresses of its trustees.

B. Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a trust. Typically, a declaration of trust disclaims shareholder liability for acts or obligations of the trust and provides for indemnification out of trust property for all loss and expense of any shareholder held personally liable for the obligations of a trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a particular trust would be unable to meet its obligations.

II. United States Investment Company Laws and Enforcement

A. General

In the United States, pooled investment management arrangements which offer shares to the public are governed by a variety of federal statutes and regulations. Most mutual funds are subject to these laws.
Among the more significant of these statutes are:

1. Investment Company Act of 1940

The Investment Company Act of 1940, as amended (the "1940 Act"), in general, requires investment companies to register as such with the U.S. Securities and Exchange Commission (the "SEC"), and to comply with a number of substantive regulations of their operations. The 1940 Act requires an investment company, among other things, to provide periodic reports to its shareholders.

2. Securities Act of 1933

The Securities Act of 1933, as amended (the "1933 Act"), regulates many sales of securities. The Act, among other things, imposes various registration requirements upon sellers of securities and provides for various liabilities for failures to comply with its provisions or in respect of other specified matters.

3. Securities Exchange Act of 1934

The Securities Exchange Act of 1934, as amended (the "1934 Act"), regulates a variety of matters involving, among other things, the secondary trading of securities, periodic reporting by the issuers of securities, and certain of the activities of transfer agents and brokers and dealers.

4. The Internal Revenue Code

An investment company is an entity subject to federal income taxation under the Internal Revenue Code. However, under the Code, an investment company may be relieved of federal taxes on income and gains it distributes to shareholders if it qualifies as a "regulated investment company" under the Code for federal income tax purposes and meets all other necessary requirements.

5. Other laws

The Fund is subject to the provisions of other laws, rules, and regulations applicable to the Fund or its operations, such as, for example, various state laws regarding the sale of the Fund's shares.

B. Outline of the Supervisory Authorities

Among the regulatory authorities having jurisdiction over the Fund or certain of its operations are the SEC and state regulatory agencies or authorities.

1. The SEC has broad authority to oversee the application and enforcement of the federal securities laws, including the 1940 Act, the 1933 Act, and the 1934 Act, among others, to the Fund. The 1940 Act provides the SEC broad authority to inspect the records of investment companies, to exempt investment companies or certain practices from the provisions of the Act, and otherwise to enforce the provisions of the Act.

2. State authorities typically have broad authority to regulate the activities of brokers, dealers, or other persons directly or indirectly engaged in activities related to the offering and sale of securities to their residents or within their jurisdictions.

C. Offering Shares to the Public

An investment company ("investment company" or "fund") offering its shares to the public must meet a number of requirements, including, among other things, registration as an investment company under the 1940 Act; registration of the sale of its shares under the 1933 Act; registration of the fund, the sale of its shares, or both, with state securities regulators; delivery of a current prospectus to current or prospective investors; and so forth. Many of these requirements must be met not only at the time of the original offering of the fund's shares, but compliance must be maintained or updated from time to time throughout the life of the fund.

D. Ongoing Requirements

Under U.S. law, a fund that continuously offers its shares is subject to numerous ongoing requirements, including, but not limited to;

1. Updating its prospectus if it becomes materially inaccurate or misleading;

2. Annual update of its registration statement;

3. Filing semi-annual and annual financial reports with the SEC and distributing them to shareholders;

4. Annual trustee approval of investment advisory arrangements, distribution plans, underwriting arrangements, errors and omissions/director and officer liability insurance, foreign custody arrangements, and auditors;

5. Maintenance of a code of ethics; and

6. Periodic board review of certain fund transactions, dividend payments, and payments under a fund's distribution plan.

III. Management of a Fund

The board of directors or trustees of a fund are responsible for generally overseeing the conduct of a fund's business. The officers and agents of a fund are generally responsible for the day-to-day operations of a fund. The trustees and officers of a fund may or may not receive a fee for their services.

The investment adviser to a fund is typically responsible for implementing the fund's investment program. The adviser typically receives a fee for its services based on a percentage of the net assets of a fund. Certain rules govern the activities of investment advisers and the fees they may charge. In the United States, investment advisers to investment companies must be registered under the Investment Advisers Act of 1940, as amended.

IV. Share Information

A. Valuation

Shares of a fund are generally sold at the net asset value next determined after an order is received by a fund, plus any applicable sales charges.
A fund normally calculates its net asset value per share by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are typically valued as of the close of regular trading on the New York Stock Exchange (4:00 p.m., New York time) each day the Exchange is open.

B. Redemption

Shareholders may generally sell shares of a fund to that fund any day the New York Stock Exchange is open for business at the net asset value next computed after receipt of the shareholders' order. Under unusual circumstances, a fund may suspend redemptions, or postpone payment for more than seven says, if permitted by U.S. securities laws. A fund may charge redemption fees as described in its prospectus.

C. Transfer agency

The transfer agent for a fund typically processes the transfer of shares, redemption of shares, and payment and/or reinvestment of distributions.

V. Shareholder Information, Rights and Procedures for the Exercise of Such
Rights

A. Voting Rights

Voting rights vary from fund to fund. In the case of many funds organized as Massachusetts business trusts, shareholders are entitled to vote on the election of trustees, approval of investment advisory agreements, underwriting agreements, and distribution plans (or amendments thereto), certain mergers or other business combinations, and certain amendments to the declaration of trust. Shareholder approval is also required to modify or eliminate a fundamental investment policy.

B. Dividends

Shareholders are typically entitled to receive dividends when and if declared by a fund's trustees. In declaring dividends, the trustees will normally set a record date, and all shareholders of record on that date will be entitled to receive the dividend paid.

C. Dissolution

Shareholders would normally be entitled to receive the net assets of a fund which were liquidated in accordance with the proportion of the fund's outstanding shares he owns.

D. Transferability

Shares of a fund are typically transferable without restriction.

E. Right to Inspection

Shareholders of a Massachusetts business trust have the right to inspect the records of the trust as provided in the declaration of trust or as otherwise provided by applicable law.

VI. U.S. Tax Matters

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, the Fund will not be subject to U.S. federal income tax on any of its net investment income or net realized capital gains that are distributed to its shareholders. In addition, as a Massachusetts business trust, the Fund under present Massachusetts law is not subject to any excise or income taxes in Massachusetts.

In order to qualify as a "regulated investment company" and to receive the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of its net short-term capital gains over net long-term capital losses for such year; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25 % of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

Fund distributions will be taxable to shareholders as ordinary income, except that any distributions designated by the Fund as deriving from net gains on securities held for more than one year will be taxable as such, regardless of how long a shareholder has held shares in the Fund. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Shareholders who are not subject to U.S. federal income tax on their income generally will not have to pay such tax on amounts distributed to them.

Distributions from capital gains are made after applying any available capital loss carryovers.

The Fund's transactions in non-U.S. currencies, non-U.S. currency-denominated debt securities and certain non-U.S. currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned.

Investment by the Fund in "passive non-U.S. investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive non-U.S. investment company as a "qualified electing fund".

A "passive non-U.S. investment company" is any non-U.S. corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and non-U.S. currency gains. Passive income for this purpose does not include rents and royalties received by the non-U.S. corporation from active business and certain income received from related persons.

The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months, and otherwise as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Shareholders who are not subject to U.S. federal income tax generally will not have to pay such tax on gains recognized by them from the sale, exchange or redemption of Fund shares.

The Fund generally is required to withhold and remit to the U.S. Treasury 31% of the taxable dividends and other distributions paid to any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the fund that he or she is not subject to such withholding. Shareholders who fail to furnish their correct TIN are subject to a penalty of $50 for each such failure unless the failure is due to reasonable cause and not wilful neglect. An individual's taxpayer identification number is his or her social security number.

Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the fund, including the possibility that distributions may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty), the possibility that a non-U.S. investor may be subject to U.S. tax on capital gain distributions and gains realized upon the sale of fund shares if the investor is present in the United States for at least 31 days during the taxable year (and certain other conditions apply), or the possibility that a non-U.S. investor may be subject to U.S. tax on income from the fund that is "effectively connected" with a U.S. trade or business carried on by such an investor. Shareholders residing in Japan should consult "Tax Treatment of Shareholders in Japan "on page 38 of the Annual Report.

The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations generally will be effective for payment made after December 31, 2000. In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax rates under income tax treaties. Foreign investors in a fund should consult their tax advisors with respect to the potential application of these new regulations.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative actions. Dividends and distributions also may be subject to foreign; state or local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state or local taxes. The foregoing discussion relates solely to U.S. federal income tax law.

VII. Important Participants in Offering of Mutual Fund Shares

A. Investment Company

Certain pooled investment vehicles qualify as investment companies under the 1940 Act. There are open-end investment companies (those which offer redeemable securities) and closed-end investment companies (any others).

B. Investment Adviser/Administrator

The investment adviser is typically responsible for the implementation of an investment company's investment program. It, or another affiliated or unaffiliated entity, may also perform certain record keeping and administrative functions.

C. Underwriter

An investment company may appoint one or more principal underwriters for its shares. The activities of such a principal underwriter are generally governed by a number of legal regimes, including, for example, the 1940 Act, the 1933 Act, the 1934 Act, and state laws.

D. Transfer Agent

A transfer agent performs certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts. A transfer agent may also handle the payment of any dividends declared by the trustees of a fund.

E. Custodian

A custodian's responsibilities may include, among other things, safeguarding and controlling a fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on a fund's investments.

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY

The description in this item is same as the description in II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Securities Report set forth below (Ditto, from page 181 to page 199)

III. FORM OF FOREIGN INVESTMENT FUND SECURITIES

Main items to be set forth on the share certificate of the Fund (if issued) are as follows:

(1) Front

a. Name of the Fund

b. Number of shares represented

c. Signatures of the Chairman and Transfer Agent

d. Description stating that the Declaration of Trust applies to shareholders and assignees therefrom

(2) Back

a. Space for endorsement

b. Description concerning delegation of transfer agency


                                                                 [Final]

AMENDMENT TO SECURITIES REGISTRATION STATEMENT
(NAV Sale)

PUTNAM DIVERSIFIED INCOME TRUST


AMENDMENT TO SECURITIES REGISTRATION STATEMENT

To: Director of Kanto Local Finance Bureau
                                         Filing Date of SRS: February 4, 2000

Name of the Registrant Trust:            PUTNAM DIVERSIFIED INCOME TRUST

Name and Official Title                  Charles E. Porter
of Representative:                       Executive Vice President

Address of Principal Office:             One Post Office Square
                                         Boston, Massachusetts 02109
                                         U. S. A.

Name and Title of Registration Agent:    Harume Nakano
                                         Attorney-at-Law
                                         Signature [Harume Nakano]

                                         Ken Miura
                                         Attorney-at-Law
                                         Signature [Ken Miura]
                                         (Seal)

Address or Place of Business             Kasumigaseki Building, 25th Floor
                                         2-5, Kasumigaseki 3-chome
                                         Chiyoda-ku, Tokyo

Name of Liaison Contact:                 Harume Nakano
                                         Ken Miura
                                         Attorneys-at-Law

Place of Liaison Contact:                Hamada & Matsumoto
                                         Kasumigaseki Building, 25th Floor
                                         2-5, Kasumigaseki 3-chome
                                         Chiyoda-ku, Tokyo

Phone Number:                            03-3580-3377

- ii -

Public Offering or Sale for Registration

Name of the Fund Making Public           PUTNAM DIVERSIFIED INCOME TRUST
Offering or Sale of Foreign
Investment Fund Securities:

Type and Aggregate Amount of             Up to 1 billion Class M Shares
Foreign Investment Fund Securities       Up to the total amount obtained
to be Publicly Offered or Sold:          by aggregating the respective net
                                         asset value per Class M Share in
                                         respect of 1 billion Class M Shares
                                         (The Maximum amount expected to
                                         be sold is 11.46 billion U.S.
                                         dollars (approximately
                                         (YEN)1,173.5 billion).

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$l.00=(YEN)102.40 the mean of the exchange rate quotations by The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1999.

Note 2: The maximum amount expected to be sold is an amount calculated by multiplying the net asset value per Class M Share as of the end of December, 1998 (U.S.$11.46) by 1 billion Class M Shares for convenience.

Places where a copy of this Amendment to the Securities Registration Statement is available for Public Inspection

Not applicable.

(Total number of pages of this Amendment to Securities Registration Statement in Japanese is 2 including front and back pages.)

I. REASON FOR FILING THIS AMENDMENT TO SECURITIES REGISTRATION STATEMENT:

This statement amends and updates the relevant information of the Securities Registration Statement ("SRS") filed on February 5, 1999 due to the fact that the aforementioned Securities Report was filed today.

The exchange rates used in this statement to translate the amended amounts of foreign currencies are different from those used before these amendments, as the latest exchange rates are used in this statement.

II. CONTENTS OF THE AMENDMENTS (the page numbers refer to those of the Japanese original)

Part II. INFORMATION CONCERNING ISSUER
         (page 4 of the original Japanese SRS)

The following matters in the original Japanese SRS are amended to have the same contents as those provided in the following items of the aforementioned Securities Report:

Before amendment                After amendment
[Original Japanese SRS]         [Aforementioned Annual Securities Report]

I. DESCRIPTION OF THE FUND      I. DESCRIPTION OF THE FUND (the
                                   aforementioned Japanese Annual
                                   Securities Report, from page 1
                                   to page 26)

II. OUTLINE OF THE FUND         II. OUTLINE OF THE TRUST
                                    (Ditto, from page 27 to page 58)

III. OUTLINE OF THE OTHER       III. OUTLINE OF THE OTHER
     RELATED COMPANIES               RELATED COMPANIES (Ditto, from
                                     page 59 to page 60)

IV. FINANCIAL CONDITIONS OF     IV. FINANCIAL CONDITIONS OF
    THE FUND                        THE FUND (Ditto, from page 61 to page 180)

V. SUMMARY OF INFORMATION       VI. SUMMARY OF INFORMATION
   CONCERNING THE EXERCISE OF       CONCERNING THE EXERCISE OF
   RIGHTS BY HOLDERS OF FOREIGN     RIGHTS BY HOLDERS OF FOREIGN
   INVESTMENT FUND SECURITIES       INVESTMENT FUND SECURITIES
                                    (Ditto, page 200)

VI. MISCELLANEOUS               VII. REFERENCE INFORMATION

Note 1: U.S.$amount is translated into Japanese Yen at the rate of U.S.$1 = (YEN)102.40, the mean of the exchange rate quotations at The Bank of Tokyo-Mitsubishi, Ltd. for buying and selling spot dollars by telegraphic transfer against yen on 30th December, 1999, for convenience.

Note 2: In this document, money amounts and percentages have been rounded. Therefore, there are cases in which the amount of the "total column" is not equal to the aggregate amount. Also, translation into yen is made simply by multiplying the corresponding amount by the conversion rate specified and rounded up when necessary. As a result, in this document, there are cases in which Japanese yen figures for the same information differ from each other.

Note 3: In this Report, "fiscal year" refers to a year from October 1 to September 30 of following year.

Part III. SPECIAL INFORMATION
          (Ditto, page 6)

II. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the Original SRS is amended to have the same contents as those provided in V. FINANCIAL CONDITIONS OF THE INVESTMENT MANAGEMENT COMPANY of the aforementioned Securities "Report: